As filed with the Securities and Exchange Commission on January 12, 1996

                                                       Registration No. 33-46924
                                                                        811-6618

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 10 X

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                               Amendment No. 12 X


                      FIRST INVESTORS SERIES FUND II, INC.
               (Exact name of Registrant as specified in charter)

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Series Fund II, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on February 15, 1996 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of common stock, par value $.001 per share, under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for its fiscal year ending October 31, 1995 on November 14, 1995.

                      FIRST INVESTORS SERIES FUND II, INC.
                              CROSS-REFERENCE SHEET


N-1A Item No.                                                                        Location

PART A:  PROSPECTUS

 1.      Cover Page..............................................................    Cover Page
 2.      Synopsis................................................................    Fee Table
 3.      Condensed Financial Information.........................................    Financial Highlights
 4.      General Description of Registrant.......................................    Investment Objectives and
                                                                                     Policies; General
                                                                                     Information
 5.      Management of the Fund..................................................    Management
 5A.     Management's Discussion of
          Fund Performance.......................................................    Performance Information
 6.      Capital Stock and Other Securities......................................    Description of Shares;
                                                                                     Dividends and Other
                                                                                     Distributions; Taxes;
                                                                                     Determination of Net
                                                                                     Asset Value
 7.      Purchase of Securities Being Offered....................................    Alternative Purchase
                                                                                     Plan; How to Buy Shares
 8.      Redemption or Repurchase................................................    How to Exchange Shares;
                                                                                     How to Redeem Shares;
                                                                                     Telephone Transactions
 9.      Pending Legal Proceedings...............................................    Management

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.      Cover Page..............................................................    Cover Page
11.      Table of Contents.......................................................    Table of Contents
12.      General Information and History.........................................    General Information
13.      Investment Objectives and Policies......................................    Investment Policies;
                                                                                     Investment Restrictions
14.      Management of the Fund..................................................    Directors and Officers
15.      Control Persons and Principal
          Holders of Securities..................................................    Not Applicable
16.      Investment Advisory and Other Services..................................    Management
17.      Brokerage Allocation....................................................    Allocation of Portfolio
                                                                                     Brokerage
18.      Capital Stock and Other Securities......................................    Determination of Net
                                                                                     Asset Value
19.      Purchase, Redemption and Pricing
          of Securities Being Offered............................................    Reduced Sales Charges,
                                                                                     Additional Exchange and
                                                                                     Redemption Information
                                                                                     and Other Services;
                                                                                     Determination of Net
                                                                                     Asset Value



N-1A Item No.                                                                        Location

20.      Tax Status..............................................................    Taxes
21.      Underwriters............................................................    Underwriter
22.      Performance Data........................................................    Performance Information

23.      Financial Statements....................................................    Financial Statements;
                                                                                     Report of Independent
                                                                                     Accountants


PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors Series Fund II, Inc.
   Growth & Income Fund
   Made In The U.S.A. Fund
   Utilities Income Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors Series Fund II, Inc. ("Series Fund II"), an open-end diversified management investment company. The Fund offers three separate investment series, each of which has different investment objectives and policies: Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund (each a "Fund"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

      Growth & Income Fund seeks long-term growth of capital and current income. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock.

      Made In The U.S.A. Fund seeks long-term capital growth. This Fund seeks to achieve its objective by investing, under normal market conditions, at least 75% of its total assets in common and preferred stocks of companies that its investment adviser considers to have potential for capital growth. In addition, under normal market conditions, 65% of the Fund's total assets will be invested in securities of companies that have a medium market capitalization and are incorporated and have their principal place of business in the United States.

      Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective. This Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry.

      There can be no assurance that any Fund will achieve its investment objective.

      This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated February 15, 1996 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

      An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
          PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                The date of this Prospectus is February 16, 1996

                                    FEE TABLE

      The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund. Shares of the Funds issued prior to January 12, 1995 have been designated as Class A shares.

                                        Shareholder Transaction Expenses

                                                                           Class A                Class B
                                                                           Shares                 Shares

Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................................    6.25%                  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)......................................    None*         4% in the first year;
                                                                                          declining to 0% after
                                                                                          the sixth year

Exchange Fee**                                                              None                   None

                                         Annual Fund Operating Expenses
                                     (as a percentage of average net assets)



                                     Growth & Income Fund     Made in the U.S.A. Fund    Utilities Income Fund
                                      Class A  Class B(1)       Class A   Class B(1)     Class A   Class B(1)
                                      Shares     Shares         Shares      Shares       Shares      Shares

Management Fees(2)..................  0.75%       0.75%          0.75%        0.75%       0.75%      0.75%
12b-1 Fees(3).......................  0.30        1.00           0.30         1.00        0.30       1.00
Other Expenses(4)...................  0.54        0.54           0.45         0.45        0.45       0.45
Total Fund Operating Expenses(5)      1.59        2.29           1.50         2.20        1.50       2.20



* A contingent deferred sales charge ("CDSC") of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."
** Although there is a $5.00 exchange fee for exchanges into a Fund, this fee is being assumed by that Fund for a minimum period ending October 31, 1996. Each Fund reserves the right to change or suspend this privilege after October 31, 1996.
    See "How to Exchange Shares."
(1) Other Expenses and Total Fund Operating Expenses are based on estimated amounts for the fiscal year ending October 31, 1996.
(2) Management Fees have been restated to reflect the maximum Management Fees that may be incurred by each Fund for a minimum period ending October 31, 1996. Actual fees for the fiscal year ended October 31, 1995 were as follows; Growth & Income Fund - 0.53%; Made In The U.S.A. Fund - 0.58%; and Utilities Income Fund - 0.46%. The Adviser will waive 0.25% of Management Fees for Made In The U.S.A. Fund for a minimum period ending October 31, 1996. Otherwise, such fee could have been 1.00%.
(3) 12b-1 Fees have been restated to reflect the maximum distribution expenses that may be incurred by each Fund for a minimum period ending October 31, 1996. Actual fees for the fiscal year ended October 31, 1995 were 1.00% for each Fund with respect to Class B shares and 0.13% for Growth & Income Fund and 0.26% for each other Fund with respect to Class B shares.
(4) Other Expenses for Growth & Income Fund have been restated to reflect Other Expenses expected to be incurred for a minimum period ending October 31, 1996. Other Expenses for Made In The U.S.A. Fund and Utilities Income Fund are net of reimbursed expenses. Otherwise, Other Expenses for each class of shares would have been as follows: Made In The U.S.A. Fund-1.02% and Utilities Income Fund-0.52%. The Adviser intends to reimburse Made In The U.S.A. Fund and Utilities Income Fund for Other Expenses in excess of 0.45% of average net assets through October 31, 1996.
(5) Net of waived Management Fees and/or reimbursed expenses. If certain Management Fees and Other Expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 2.07% for Made In The U.S.A. Fund and

         1.57% for Utilities Income Fund for Class A shares and are estimated to be 2.77% for Made In The U.S.A. Fund and 2.27% for Utilities Income Fund for Class B shares.

      For a more complete description of the various costs and expenses, see "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

      The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended October 31, 1995, except that certain Operating Expenses have been restated, as noted above.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  One Year        Three Years       Five Years        Ten Years

Growth & Income Fund
Class A...........................................   $78             $110              $144             $240
Class B...........................................    63              102               143              245

Made In The U.S.A. Fund
Class A...........................................    77              107               139              230
Class B...........................................    62               99               138              236

Utilities Income Fund
Class A...........................................    77              107               139              230
Class B...........................................    62               99               138              236


      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                                                  One Year        Three Years       Five Years        Ten Years

Growth & Income Fund
Class A...........................................   $78             $110              $144             $240
Class B...........................................    23               72               123              244

Made In The U.S.A. Fund
Class A...........................................    77              107               139              230
Class B...........................................    22               69               118              234

Utilities Income Fund
Class A...........................................    77              107               139              230
Class B...........................................    22               69               118              234




      The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


                             -------------------------------------------------------------------------------------
                                                                PER SHARE DATA
                                           Income From Investment Operations Less Distributions from
                                                         Net Realized    Total
                             Net Asset Value       Net   and Unrealized  from        Net       Net
                             Beginning of     Investment Gain (Loss)on Investment Investment Realized   Total      Net Asset Value
                                Period           Income  Investments   Operations  Income      Gain   Distributions End of Period


GROWTH & INCOME FUND
CLASS A
10/4/93* to 10/31/93.........  $ 6.56           $ .005     $   --       $ .005     $ .005    $ --       $ .005         $ 6.56
11/1/93 to 10/31/94..........    6.56             .128        .109        .237       .107      --         .107           6.69
11/1/94 to 10/31/95..........    6.69             .163       1.125       1.288       .168      --         .168           7.81
CLASS B
1/12/95* to 10/31/95.........    6.43             .084       1.372       1.456       .106      --         .106           7.78

MADE IN THE U.S.A. FUND
CLASS A
8/24/92* to 10/31/92.........   11.64             .036        .050        .086     .026       --          .026       11.70
11/1/92 to 10/31/93..........   11.70             .122        .373        .495     .045       --          .045       12.15
11/1/93 to 10/31/94..........   12.15             .078       (.326)      (.248)    .122       --          .122       11.78
11/1/94 to 10/31/95..........   11.78             .083       2.796       2.879     .079       --          .079       14.58
CLASS B
1/12/95* to 10/31/95.........   12.03            (.011)      2.491       2.480       --       --           --        14.51

UTILITIES INCOME FUND
CLASS A
2/22/93* to 10/31/93.........    5.59      .118        .317     .435     .105        --      .105        5.92
11/1/93 to 10/31/94..........    5.92      .239       (.839)   (.600)    .227      .013      .240        5.08
11/1/94 to 10/31/95..........    5.08      .233        .822    1.055     .235        --      .235        5.90
CLASS B
1/12/95* to 10/31/95.........    4.95      .144        .930    1.074     .164        --      .164        5.86




 * Commencement of operations of Class A shares or date Class B shares were first offered
** Calculated without sales charges
 + Annualized
++ Some or all expenses have been waived or assumed from commencement of operations through October 31, 1995


                                                  RATIOS / SUPPLEMENTAL DATA
                                                                Ratio to Average Net Assets Before
                                 Ratio to Average Net Assets++     Expenses Waived or Assumed
                   Net Assets                         Net                             Net          Portfolio
     Total       End of Period                     Investment                      Investment       Turnover
  Return**(%)    (in thousands)   Expenses(%)      Income(%)      Expenses(%)      Income(%)        Rate(%)


          .99+     $  3,407            --             1.02+           1.37+           (.35)+           0
         3.67        34,489            .67            2.26            1.83            1.11             6
        19.51        63,493            .98            2.34            1.59            1.74            19

        22.73         3,602           1.90+           2.23+           2.61+           1.52+           19



         3.86+        8,150            .06+           1.87+           2.64+           (.72)+           0
         4.23        15,586            .81             .96            2.03            (.26)           52
        (2.05)        7,651            .90             .45            2.32            (.97)           29
        24.59         8,818           1.34             .48            2.36            (.55)          106

        20.62           298           2.29+           (.03)+          3.79+          (1.53)+         106



        11.28+       58,373            .35+           3.84+           1.80+           2.39+           17
       (10.15)       62,671            .80            4.59+           1.59            3.80            58
        21.35        83,691           1.04            4.37            1.57            3.84            16

        21.99         3,209           1.82+           4.93+           2.53+           4.21+           16


                       INVESTMENT OBJECTIVES AND POLICIES

Growth & Income Fund

      The investment objective of Growth & Income Fund is to seek long-term growth of capital and current income. The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. The portion of the Fund's assets invested in equity securities and in debt securities may vary from time to time due to changes in interest rates and economic and other factors. The Fund is not designed for investors seeking a steady flow of income distributions. Rather, the Fund's policy of investing in income producing securities is intended to provide investors with a more consistent total return than may be achieved by investing solely in growth stocks.

      The convertible securities in which the Fund may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Fund may not invest more than 20% of its total assets in convertible securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (including convertible  securities that have been  downgraded),  or in unrated  convertible securities that are of comparable quality as determined by the Fund's subadviser, Wellington Management Company ("WMC" or "Subadviser"). Convertible securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities-Risk Factors" below, and Appendix A to the SAI for a description of convertible security ratings.

      The Fund may invest up to 35% of its total assets in the following instruments: money market instruments, including U.S. bank certificates of deposit, bankers' acceptances, commercial paper issued by domestic corporations and repurchase agreements; fixed income securities, including obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities rated at least Baa by Moody's or BBB by S&P, commonly known as "investment grade securities" or unrated securities that are of comparable quality as determined by the Subadviser; and common stock and securities convertible into common stock of companies that are not paying a dividend if there exists the potential for growth of capital or future income. See "Description of Certain Securities, Other Investment Policies and Risk
Factors," below, and the SAI for additional information concerning these securities. It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities-Risk Factors," below, and Appendix A to the SAI for a description of corporate bond ratings.

      Generally, the prices of equity securities could be affected by such factors as a change in a company's earnings, fluctuations in interest rates or changes in the rate of economic growth. To the extent the Fund invests in issuers with small capitalizations, the Fund would be subject to greater risk than may be involved in investing in companies with larger capitalizations. These securities generally include newer and less seasoned companies which are more speculative than securities issued by well-established issuers. Other risks may include less available information about the issuer, the absence of a business history or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services.

      The Fund may invest up to 20% of its total assets in securities of well-established foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. Although such foreign securities may be denominated in foreign currencies, the Fund anticipates that the majority of its foreign investments will be in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). See "Foreign Securities-Risk Factors" and "American Depository Receipts and Global Depository Receipts." Although it does not intend to engage in these strategies in the coming year, the Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates. The Subadviser will not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Hedging and Option Income Strategies" in the SAI.

      The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets, make loans of portfolio securities and invest in securities issued on a "when-issued" or delayed delivery basis. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

Made In The U.S.A. Fund

      Made In The U.S.A. Fund seeks long-term capital growth by investing, under normal market conditions, at least 75% of its total assets in common and preferred stocks of companies that the Adviser considers to have potential for capital growth. In addition, under normal market conditions, 65% of the Fund's total assets will be invested in securities of companies that have a medium market capitalization and are incorporated and have their principal place of business in the United States, irrespective of whether they have most of their operations in the United States. This could result in the Fund investing in companies that do not actually manufacture products in the United States. An investment in the Fund will not necessarily promote manufacturing or employment in the United States since many companies that are incorporated and have their principal place of business in the United States have significant operations outside of the United States.

      The Fund seeks to invest in growth equity securities, including securities of companies with above-average earnings growth as compared to the average of the stocks in the Standard & Poor's 500 Composite Stock Price Index, other companies that the Adviser believes demonstrate changing or accelerating growth records, and companies with outstanding growth records and potential based on the Adviser's fundamental analysis of the company. The companies in which the Fund will invest will be primarily those with medium market capitalization. Market capitalization is the total market value of a company's outstanding common stock. Companies with medium capitalization are those companies with a market capitalization of between $750 million and $5 billion, but which could be higher under certain market conditions. Growth equity securities tend to have above-average price/earnings ratios and less-than-average current yields compared to non-growth equity securities. The payment of dividend income will not be a primary consideration in the selection of equity investments.

      Although the companies in which the Fund will invest will be primarily those with medium market capitalizations, the Fund may also invest in companies with small market capitalizations, as discussed under "Investment Objectives and Policies - Growth & Income Fund."

      The majority of the Fund's equity investments are securities listed on the New York Stock Exchange ("NYSE"), other national securities exchanges or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security. The Fund's policy of investing in seasoned companies with above-average earnings growth, other companies with changing or accelerating growth profiles and companies with outstanding growth records and potential subjects the Fund to greater risk than may be involved in investing in securities that are not selected for such growth characteristics.

      The Fund may invest up to 25% of its total assets in U.S. Government Obligations, including mortgage-backed securities, and investment grade debt securities or unrated securities that are of comparable quality as determined by the Adviser, repurchase agreements, investment grade securities convertible into common stock, warrants to purchase common stock and zero coupon and pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and "Investment Policies" in the SAI for information on these securities. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of its net assets, invest in securities issued on a "when-issued" or delayed delivery basis and engage in short sales "against the box." The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded below investment grade. No more than 5% of the Fund's net assets will remain invested in such downgraded securities. See Appendix A to the SAI for a description of corporate bond ratings.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including U.S. Government Obligations, mortgage-backed securities, bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors."

Utilities Income Fund

      The primary investment objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or will be of comparable quality as determined by the Adviser. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A to the SAI for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utilities companies in which the Fund will invest include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis, engage in short sales "against the box" and make loans of portfolio securities. The Fund may invest up to 10% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-inkind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and "Investment Policies" in the SAI for a description of these securities.

      General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

      American Depository Receipts and Global Depository Receipts. Growth & Income Fund may invest in sponsored and unsponsored ADRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by the Fund. See "Foreign Securities--Risk Factors."

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Lower-rated and certain unrated convertible securities are subject to certain risks that may not be present with investments in higher-grade securities. See "Debt Securities-Risk Factors," below, and "Risk Factors of High Yield Securities" in the SAI.

      Debt Securities--Risk Factors. The market value of debt securities, including convertible securities, is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition to interest rate risk, there is also credit risk involved in investing in debt securities. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See Appendix A to the SAI for a description of corporate bond and convertible security ratings.

      The prices of lower-rated debt obligations, including convertible securities, tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, the Fund might incur additional expenses to seek recovery. Generally, when interest rates rise, the value of fixed rate debt obligations tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the careful analysis by the Adviser or the Subadviser of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

      The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of lower-rated debt securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a  security's  market  value.  Although  the  Adviser  or the  Subadviser consider ratings of recognized rating services such as Moody's and S&P, the Adviser or the Subadviser primarily rely on their own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Growth & Income Fund may invest in securities rated B by S&P or Moody's or, if unrated, deemed to be of comparable quality by the Subadviser. Debt obligations with these ratings, while currently having the capacity to meet interest payments and principal repayments, have a greater vulnerability to default. The Subadviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain lowerrated debt securities whose credit ratings have changed. See Appendix A to the SAI for a description of corporate bond ratings.

      Lower-rated debt securities are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of such securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower-rated debt securities may not be as liquid as higher-grade securities. A less active and thinner market for such securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at fair value during unsettled market conditions. The ability of a Fund to value or sell lower-rated debt securities will be adversely affected to the extent that such securities are thinly traded or illiquid. See "Risks Factors of High Yield Securities" in the SAI.

      Foreign Securities--Risk Factors. Growth & Income Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Because the Fund does not presently intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

      Hedging and Option Income Strategies. Utilities Income Fund may attempt to reduce the overall risk of its investments (hedge) by using options and futures contracts and may engage in certain strategies involving options to attempt to enhance income. Growth & Income Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. Neither Fund presently intends to engage in these strategies. See the SAI for more information regarding hedging and option income strategies.

      Money Market Instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix B to the SAI for a description of commercial paper ratings.

      Mortgage-Backed Securities. Mortgage loans often are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities can and will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities. See the SAI for more information concerning mortgage-backed securities.

      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, which the Board of Directors or the Adviser or the Subadviser has determined are liquid under Boardapproved guidelines. See the SAI for more information regarding restricted and illiquid securities.

     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government
                                                      12
agencies and instrumentalities that are backed by the full faith and credit of the U.S., such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      Utilities Industries--Risk Factors. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utilities companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies.

      Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movement in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as Utilities Income Fund, to realize any value from the assets of the company upon liquidation or bankruptcy.

      Portfolio Turnover. Made In The U.S.A. Fund had an increase in trading activity in 1995 because the Adviser restructured the Fund's portfolio to increase the diversity of the Fund's holdings. This resulted in a portfolio turnover rate of 106% for the Fund for the fiscal year ended October 31, 1995. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See the SAI for the portfolio turnover rates for Growth & Income Fund and Utilities Income Fund and for more information on portfolio turnover.

                           ALTERNATIVE PURCHASE PLANS

      Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

      Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a CDSC may be imposed on such purchases. See "How to Buy Shares."

      Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

      Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

      The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

      The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in an asset-based sales charge than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares is designed to reduce the probability of this occurring.

                                HOW TO BUY SHARES

      You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (collectively, "Representative") may help you complete and submit an application to open an account with a Fund. Applications accompanied by checks drawn on U.S. banks made payable to "FIC" received in FIC's Woodbridge offices by the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. The "public offering price" is defined in this Prospectus as net asset value plus the applicable sales charge for Class A shares and net asset value for Class B shares. Orders given to Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined at the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive to FIC. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

      When you open a Fund account, you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by the Adviser. For more information, see the SAI.

      Initial Investment in a Fund. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another "Eligible Fund," as defined below. Class A share accounts opened through an exchange of shares from First Investors Cash Management Fund, Inc. or First Investors Tax-Exempt Money Market Fund, Inc. (collectively, "Money Market Funds") may be subject to an initial sales charge. You may open a Fund account with $250 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs") and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

     Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

      Eligible Funds. The funds in the First Investors family of funds, except as noted below, are eligible to participate in certain shareholder privileges noted in this Prospectus and the SAI (singularly, "Eligible Fund" and, collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not deemed to be Eligible Funds. The Money Market Funds, unless otherwise noted, are not deemed to be Eligible Funds. The series of Executive Investors Trust ("Executive Investors") are deemed to be Eligible Funds provided the shares of any such series either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

      Systematic Investing. You may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line and through automatic payroll investments. You may also elect to invest in Class A shares of a Fund at net asset value all the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of another Eligible Fund. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800- 423-4026 or see the SAI.

      Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                      Sales Charge as % of      Concession to
                                     Offering     Net Amount    Dealers as % of
Amount of Investment                   Price       Invested     Offering Price
--------------------                 ---------  ------------- --------------
Less than $25,000....................  6.25%         6.67%         5.13%
$25,000 but under $50,000............  5.75          6.10          4.72
$50,000 but under $100,000...........  5.50          5.82          4.51
$100,000 but under $250,000..........  4.50          4.71          3.69
$250,000 but under $500,000..........  3.50          3.63          2.87
$500,000 but under $1,000,000........  2.50          2.56          2.05

      There is no sales charge on transactions of $1 million or more, including transactions of this amount which are subject to the Cumulative Purchase Privilege or a Letter of Intent. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase (this holding period is 18 months for shares purchased prior to May 1, 1995), a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on the Class B shares. See "Class B Shares."

      Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

      Waivers of Class A Sales Charges. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, director, trustee or full-time employee (who has completed the introductory period) of a Fund, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, director, trustee or full-time employee of Series Fund II, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative; provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) the proceeds of any settlement reached with FIC, FIMCO and/or certain First Investors funds; (4) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; and
(5) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.

      The sales charge will be waived on any purchases of Class A shares by a participant in a Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid.

      Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company ("FIL"), an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

      Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured MunicipalsIncome Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

      Retirement Plans. You may invest in shares of a Fund through an IRA, SEP, SARSEP or any other retirement plan. Participant directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate are 99 or less, as follows:

                           Sales Charge as % of              Concession to
                      Offering        Net Amount            Dealers as % of
                       Price           Invested             Offering Price
                        3.00%            3.09%                   2.55%

      There is no sales charge on purchases through a Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Qualified Plan account will be subject to the lower of the sales charge for Qualified Plans or the sales charge for the purchase of Fund shares (see page
16).

      Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                          Contingent Deferred Sales Charge
         Year Since Purchase             as a Percentage of Dollars Invested
            Payment Made                       or Redemption Proceeds

      First..............................                    4%
      Second.............................                    4
      Third..............................                    3
      Fourth.............................                    3
      Fifth..............................                    2
      Sixth..............................                    1
      Seventh and thereafter.............                    0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in your paying the lowest possible CDSC.

      As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following that in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

      General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers which employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors or Executive Investors funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying Dealer Representatives to the Underwriter's principal office in New York City.

                             HOW TO EXCHANGE SHARES

      Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. In addition, Class A shares of a Fund may be exchanged at net asset value for units of any single payment plan ("plan") sponsored by the Underwriter. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund or plan into which the exchange is being made. Additionally, the fund or plan must be available for sale in the state where you reside. A $5.00 exchange fee is charged for each exchange into a Fund. However, currently this fee is being voluntarily borne by the fund into which you are making the exchange and, thus, that fund's shareholders are bearing the fee ratably. Before exchanging Fund shares for shares of another fund or plan, you should read the Prospectus of the fund or plan into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds or plans qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

      Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp. (the "Transfer Agent"), 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account numbers (if existing accounts), the dollar amount, number of shares or percentage of the account you wish to exchange; and (2) the signature of all registered owners exactly as the account is registered. If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Exchanges By Telephone.  See "Telephone Transactions."

      Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

      You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares may be redeemed by mail or telephone (provided written authorization for telephone transactions is on file). Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds will be made within three days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen days.

      Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; (6) signature guarantees as described below; and (7) additional documents required for redemptions by corporations, trusts, partnerships, organizations, retirement, pension or profit sharing plans and for requests from anyone other than the shareholder(s) of record. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. Certain account registrations may require additional legal documentation in order to redeem. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      Redemptions By Telephone.  See "Telephone Transactions."

      Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. You may elect to have the payments automatically (a) sent directly to you or persons you designate; or (b) invested in shares of the same class of any other Eligible Fund, including the Money Market Funds; or (c) paid to FIL for the purchase of a life insurance policy or a variable annuity. See the SAI for more information on the

Systematic Withdrawal Plan. To establish a Systematic Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

      Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within ninety days from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

      Repurchase through Underwriter. You may redeem Class A shares for which a certificate has been issued through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer. The Dealer may charge you an added commission for handling any redemption transaction.

      Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan which have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of the Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

      You may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Exchange or redemption requests received before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      Telephone Exchanges. Exchange requests may be made by telephone (for shares held on deposit only). You are limited to one telephone exchange within any 30-day period for each account authorized. Telephone exchanges to Money Market Funds are not available if your address of record has changed within 60 days prior to the exchange request. Telephone exchange instructions will be accepted from any one owner.

      Telephone Redemptions. The telephone redemption privilege may be used provided: (1) the redemption proceeds are being mailed to the address of record;
(2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) the proceeds of the redemption do not exceed $50,000; and (5) shares have not been redeemed by telephone from the account in the past 30 days. For joint accounts, telephone redemption instructions will be accepted from any one owner.

      Additional Information. Series Fund II, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if Series Fund II, the Adviser, the Underwriter and their officers, directors and employees do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. Each Fund has the right, at its sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

      Board of Directors. Series Fund II's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, for Made In The U.S.A. Fund and Utilities Income Fund, determines those Funds' portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head (and members of his family) and Mrs. Julie W. Grayson (as executrix of the estate of her deceased husband, David D. Grayson) are controlling persons of FICC and, therefore, jointly control the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended October 31, 1995, advisory fees, net of waiver for Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund were 0.53%, 0.58% and 0.46%, respectively, of each Fund's average daily net assets.

      Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

     Subadviser-Growth & Income Fund. Wellington Management Company has been retained by the Adviser and Series Fund II as the investment subadviser to Growth & Income Fund. The
                                                      22

Adviser has delegated discretionary trading authority to WMC with respect to all of the Fund's assets, subject to the continuing oversight and supervision by the Adviser. As compensation for its services, WMC is paid by the Adviser, and not by the Fund, a fee which is computed daily and paid monthly.

      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts general partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1995, WMC held investment management authority with respect to approximately $102.2 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 110 registered investment companies or series of such companies, with net assets of approximately $70.6 billion as of October 31, 1995. WMC is not affiliated with the Adviser or any of its affiliates.

      For the fiscal year ended October 31, 1995, the Subadviser's fees amounted to 0.32% of Growth & Income Fund's average daily net assets, all of which was paid by the Adviser and not by the Fund.

     Portfolio Managers. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the Made In The U.S.A. Fund since October 1994. Ms. Poitra is assisted by a team of portfolio analysts. Ms. Poitra also is responsible for the management of the Special Situation Series, the Blue Chip Series and the small capitalization equity portion of the Total Return Series, all Series of First Investors Series Fund. In addition, Ms. Poitra is responsible for the management of the Blue Chip Fund and Discovery Fund of First Investors Life Series Fund and the Blue Chip Fund of Executive Investors Trust. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst.

     Margaret R. Haggerty has been Portfolio Manager for Utilities Income Fund since its inception in February 1993. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. Ms. Haggerty has been Portfolio Manager of the Utilities Income Fund of First Investors Life Series Fund since its inception in November 1993.

     Growth & Income Fund has been managed  since its inception in 1993 by Laura
J. Allen, Vice President of WMC. Ms. Allen joined WMC in 1981 as a portfolio assistant and became a portfolio manager in 1984.

      Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. See the SAI for more information on allocation of portfolio brokerage.


      Underwriter. Series Fund II has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all contingent deferred sales charges in connection with each Fund's Class B shares and may receive payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to the Class A Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.05% of that Fund's average daily net assets attributable to Class A shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of that Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under the Plans represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      A Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Directors deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors.

The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared and paid quarterly by Growth & Income Fund and Utilities Income Fund and annually by Made In The U.S.A. Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares of a Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the business day immediately following the record date of the dividend. Net investment income includes interest, earned discount, dividends and other income earned on portfolio securities less expenses.

      Each Fund also distributes with its regular dividend at the end of the year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers and, for Growth & Income Fund, any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

      Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of any such distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of any such distribution. Your election remains in effect until you revoke it by written notice to the Transfer Agent.

      You may elect to invest the entire amount of any cash distribution on Class A shares in shares of the same class of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution.

      A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if any of the following events occurs: (1) the total amount of the distribution is under $5,
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative), or (3) a distribution check is returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for Growth & Income Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares. If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by the Fund during that year.

      Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of dividends and such distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the 90-day reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

      The foregoing is only a summary of some of the important Federal tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.

                             PERFORMANCE INFORMATION

      For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.


      Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Additional performance information is contained in the Funds' Annual Report which may be obtained without charge by contacting the Funds at 1-800-423-4026.

                               GENERAL INFORMATION

      Organization. Series Fund II is a Maryland corporation organized on April 1, 1992. Series Fund II is authorized to issue 400 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as Series Fund II's Board of Directors shall from time to time establish. The shares of common stock of Series Fund II are presently divided into three separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The classes differ in that (1) each class has exclusive voting rights on matters affecting only that class, (2) Class A shares are subject to an initial sales charge and relatively lower ongoing distribution fees, (3) Class B shares bear higher ongoing distribution fees, are subject to a CDSC upon certain redemptions and will automatically convert to Class A shares approximately eight years after purchase, (4) each class may bear differing amounts of certain other class-specific expenses, and (5) each class has different exchange privileges. The Board of Directors anticipates that there will not be any conflicts among the interests of the holders of the different classes of each Fund's shares. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Series Fund II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Series Fund II's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above. Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the higher expenses borne by the Class B shares, such dividends and proceeds are likely to be lower for the Class B shares than for the Class A shares.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund and may employ foreign sub-custodians to provide custody of Growth & Income Fund's foreign assets.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      Share Certificates. The Funds do not issue certificates for Class B shares or for Class A shares purchased under any retirement account. The Funds, however, will issue share certificates on Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. A statement of shares owned will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

      Annual and Semi-Annual Reports to Shareholders. It is the Funds' practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. The Funds will mail an additional copy of such reports to any shareholder who subsequently changes his or her mailing address.

FIRST INVESTORS SERIES FUND II, INC.
         Growth & Income Fund
         Made In The U.S.A. Fund
         Utilities Income Fund

95 Wall Street                                                   1-800-423-4026
New York, New York  10005


                       Statement of Additional Information
                             dated February 15, 1996


         This is a Statement of Additional Information ("SAI") for First Investors Series Fund II, Inc. ("Series Fund II"), an open-end diversified management investment company. Series Fund II offers three separate series, each of which has different investment objectives and policies: Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund (each, a "Fund"). The investment objectives of each Fund is as follows:

         Growth & Income Fund seeks long-term growth of capital and current income.

         Made In The U.S.A. Fund seeks long-term capital growth.

         Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective.

         There can be no assurance that any Fund will achieve its investment objective.

         This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated February 15, 1996, which may be obtained free of cost from the Funds at the address or telephone number noted above.

                                TABLE OF CONTENTS


                                                                       Page


Investment Policies .................................................
Hedging and Option Income Strategies.................................
Investment Restrictions..............................................
Directors and Officers...............................................
Management...........................................................
Underwriter..........................................................
Distribution Plan....................................................
Determination of Net Asset Value.....................................
Allocation of Portfolio Brokerage....................................
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services..........................
Taxes................................................................
Performance Information..............................................
General Information..................................................
Appendix A...........................................................
Appendix B...........................................................
Appendix C...........................................................
Financial Statements.................................................

                               INVESTMENT POLICIES

         Bankers' Acceptances. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         Convertible Securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. First Investors Management Company, Inc. ("FIMCO" or "Adviser"), or for Growth & Income Fund, its subadviser, Wellington Management Company ("WMC" or "Subadviser"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

         Loans of  Portfolio  Securities.  Growth &  Income  Fund and  Utilities
Income Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

                  GNMA Certificates. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

                  Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

                  FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

                  FNMA Securities. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         Portfolio Turnover. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or the Subadviser investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

         For the fiscal year ended October 31, 1994, the portfolio turnover rate for Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund was 6%, 29% and 58%, respectively. For the fiscal year ended October 31, 1995, the portfolio turnover rate for Growth & Income Fund and Utilities Income Fund was 19% and 16%, respectively. See the Prospectus for the portfolio turnover rate for Made In The U.S.A. Fund.

         Repurchase Agreements. Although each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, Made In The U.S.A. Fund and Utilities Income Fund do not currently intend to do so. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Repurchase agreements maturing in more than seven days are considered illiquid.

         Restricted and Illiquid Securities. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or the Adviser or the Subadviser has determined under Boardapproved guidelines are liquid. As a result of undertakings to certain state securities commissions, Made In The U.S.A. Fund and Utilities Income Fund each will not invest more than 5% of its total assets in restricted securities (excluding Rule 144A securities) or more than 10% of its total assets in Rule 144A securities and Growth & Income Fund will not invest more than 5% of its total assets in restricted securities (excluding Rule 144A securities).

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         Risk Factors of High Yield Securities. High yield, high risk securities (commonly referred to as "junk bonds"), are subject to certain risks that may not be present with investments of higher grade securities. These risks also apply to lower-rated and certain unrated convertible securities.

                  Effect of Interest Rate and Economic Changes. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

                     The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

                  Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

         The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis. See "Determination of Net Asset Value."

                  Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

         Short Sales. Although they do not intend to do so in the foreseeable future, Made In The U.S.A. Fund and Utilities Income Fund may borrow securities for cash sale to others. This type of transaction is commonly known as a "short sale." Each Fund will only make short sales "against the box," which occurs when a Fund enters into a short sale with a security identical to one it already owns or has the immediate and unconditional right, at no cost, to obtain the identical security.

         Warrants. Each Fund may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. Each Fund's investments in warrants and stock rights will be limited to 5% of its total assets, of which no more than 2% may not be listed on the New York or American Stock Exchange.

         When-Issued Securities. Each Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or other securities owned by a Fund and when-issued securities may cause the realization of a capital gain or loss.

         Zero Coupon and Pay-In-Kind Securities. Although there is no intention to do so in the foreseeable future, Made In The U.S.A. Fund and Utilities Income Fund may each invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-inkind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


                      HEDGING AND OPTION INCOME STRATEGIES

         Although it does not intend to engage in these strategies in the coming year, Utilities Income Fund may engage in certain options and futures strategies to hedge its portfolio and in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") and may engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments" and are defined in Appendix C. Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Board of Directors to govern the Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

         Participation  in the options or futures  markets  involves  investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         The Fund may buy and sell put and call  options  on stock  indices  and
securities  that  are  traded  on  national  securities   exchanges  or  in  the
over-the-counter ("OTC") market to enhance income or to hedge the Fund's portfolio. The Fund also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same Fund. The Fund also may write put and call options to offset previously purchased put and call options of the same Fund. Other than to effect closing transactions, the Fund will write only covered call options, including options on futures contracts.

         The Fund may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices or debt securities. However, as a non-fundamental policy, Series Fund II has undertaken to a certain state securities commission that the Fund will not purchase interest rate futures contracts or options thereon.

         Cover for Hedging and Option Income Strategies. The Fund will not use leverage in its hedging and option income strategies. In the case of each transaction entered into as a short hedge, the Fund will hold securities, or other options or futures positions whose values are expected to offset ("cover") its obligations hereunder. The Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options Strategies. The Fund may purchase call options on securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         The Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund and therefore subject to investment restrictions. See "Restricted and Illiquid Securities." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The Fund may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which the Fund invests.

         The Fund may write put options on securities or on a stock index. A put option on a security gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. A written put option on a stock index is similar to a written put option on a security except that, on exercise, the writer pays the buyer a settlement payment in cash equal to the difference between the exercise price and the value of the index. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the opposite party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         Options Guidelines. In view of the risks involved in using options, the Board of Directors has adopted non-fundamental investment guidelines to govern the Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) the Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by the Fund, exceeds 5% of the Fund's total assets. However, this does not limit the amount of the Fund's assets at risk to 5%.

         Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities under a call option it has written, the Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security or stock index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or stock index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

         Options normally have expiration dates of up to nine months. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Stock index options are settled exclusively in cash. If the Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         Futures Strategies. The Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

         The Fund may purchase a call option on a stock index future to hedge against a market advance in equity securities that the Fund plans to purchase at a future date. The Fund may also write put options on a stock index futures contract as a partial hedge against a market advance in equity securities the Fund plans to purchase at a future date. The Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on stock index futures contracts.

         The Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The seller may also write a put option on an interest rate futures contract as a partial hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio. Series Fund II, on behalf of the Fund, has undertaken to a certain state securities commission that the Fund will not purchase interest rate futures contracts or options thereon.

         Futures Guidelines. In view of the risks involved in using futures strategies described above, the Board of Directors has adopted non-fundamental investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. The Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and initial margin and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. The value of all futures sold will not exceed the total market value of the Fund's portfolio.

         Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization.

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position or related option and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts or related options over the short term.

         Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Like options on securities, options on futures contracts have a limited life. A purchased option that expires unexercised has no value.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

         The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         Forward Currency Contracts. Although it does not intend to do so in the foreseeable future, Growth & Income Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

         The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. The Fund may enter into formal contracts or maintain a net exposure to such contracts only if the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

         At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other series of Series Fund
II. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Changes in values of a particular Fund's assets or the assets of Series Fund II as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by each Fund at the time it purchases any security.

         Growth & Income Fund.  Growth & Income Fund will not:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.

         (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (5) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts. As nonfundamental policies, Series Fund II, on behalf of the Fund, has undertaken to certain state securities commissions that the Fund will not invest in real estate partnership interests or invest more than 10% of its net assets in real estate investment trusts.

         (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (7) Make loans, except loans of portfolio securities and repurchase agreements.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation.

         (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

         (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

         (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

         (6)  Make short sales of securities.

         (7) Make investments for the purpose of exercising control or management.

         (8)  Purchase any securities on margin.

         (9) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         (10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         Notwithstanding non-fundamental investment restriction (1) above, Series Fund II, on behalf of the Fund, has undertaken to certain state securities commissions, that the Fund will not invest more than 5% of its total assets in restricted securities (excluding Rule 144A securities).

         Notwithstanding non-fundamental investment restrictions (1) and (2) above, Series Fund II, on behalf of the Fund, has undertaken to a certain state securities commission that the Fund will invest no more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition, including Rule 144A securities.

         Made In The U.S.A. Fund.           Made In The U.S.A. Fund will not:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in a single industry.

         (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (5) Buy or sell commodities or commodity contracts, including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts. As a non-fundamental policy, Series Fund II, on behalf of the Fund, has undertaken to certain state securities commissions that the Fund will not invest in real estate limited partnership interests or in real estate investment trusts that are not readily marketable.

         (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

         (7) Make investments for the purpose of exercising control or management.

         (8)   Purchase any securities on margin.

         (9)   Make loans, except through repurchase agreements.

         (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         (2) Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) less than three years old.

         (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

         (5) Write, purchase or sell options (puts, calls or combinations thereof).

         (6) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

         (7) Make short sales of securities, except short sales "against the box."

         Notwithstanding non-fundamental investment restriction (1) above, as a result of undertakings to certain state securities commissions, the Fund will not invest more than 5% of its total assets in restricted securities (excluding Rule 144A securities) or more than 10% of its total assets in Rule 144A securities.

         Notwithstanding non-fundamental restrictions (1) and (2) above, Series Fund II, on behalf of the Fund, has undertaken to a certain state securities commission that the Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessor have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition, including Rule 144A securities.

         Utilities Income Fund.  Utilities Income Fund will not:

         (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

         (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         (5) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

         (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (7) Make investments for the purpose of exercising control or management.

         (8) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

         (9) Make loans, except loans of portfolio securities and repurchase agreements.

         (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of Series Fund II, as principals.

         (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of Series Fund II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

         (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation.

         (2) Invest more than 5% of its total assets in securities of companies (including predecessors) which have been in operation for less than three years.

         (3) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         (4) Purchase oil, gas or other mineral leases. However, the Fund may purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

         (5) Purchase warrants if as a result the Fund would then have more than 5% of its total assets, valued at the lower of cost or market, invested in warrants (of which no more than 2% may be warrants not listed on the New York or American Stock Exchange).

         (6) Make short sales of securities, except short sales "against the box."

         As non-fundamental policies, Series Fund II, on behalf of the Fund, has filed the following undertakings with various state securities commissions, which may be changed without shareholder approval:

         (1) The Fund will not invest in small emerging growth companies.

         (2) The Fund will not purchase interest rate futures contracts or options thereon.

         (3) The Fund will not purchase puts, calls, straddles, spreads or any combination thereof, if by reason of that purchase, the value of the Fund's investments in all such securities exceeds 5% of the Fund's total assets.

         (4) The Fund will not invest in real estate limited partnership interests or in real estate investment trusts that are not readily marketable.

         (5) The Fund will not invest more than 5% of its total assets in restricted securities (excluding Rule 144A securities) or more than 10% of its total assets in Rule 144A securities.

         (6) The Fund will not invest more than 15% of its total assets in the securities of issuers which together with any predecessor have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition, including Rule 144A securities.


                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of Series Fund II, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (70), President and Director. Chairman of the Board, Director and Treasurer, Administrative Data Management Corp. ("ADM"); Chairman of the Board and Director, FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (81), Director, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

Roger L. Grayson* (39), Director. Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (40), Director, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO and FIMCO; President, ADM; Vice President, Chief Financial Officer and Director, FIC and EIC; President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (83), Director, 76 Keats Way, Morristown, NJ 07960. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (84), Director, 145 Elm Drive, Roslyn, NY 11576. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

James M. Srygley (63), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc., property investment company.

John T. Sullivan* (63), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (66), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly, financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (38), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (61), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Patricia D. Poitra (40), Vice President. Vice President, First Investors Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust; Director of Equities, FIMCO.

Margaret Haggerty (30), Vice President. Portfolio Manager since November 1993; Analyst from 1990 to 1993.

Carol R. Lerner (41), Assistant Secretary. Secretary, FIMCO, EIMCO, FICC, EIC and ADM; Assistant Secretary, FIC.

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         All of the officers and Directors, except for Ms. Haggerty and Ms. Poitra, hold identical or similar positions with Executive Investors Trust and 13 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors
Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

         The following table lists compensation paid to the Series Fund II Directors for the fiscal year ended October 31, 1995.


                                                                              Total
                                                                              Compensation
                                      Pension or           Estimated          From First
                        Aggregate     Retirement Benefits  Annual Benefits    Investors Family
                        Compensation  Accrued as Part of   Upon               of Funds
Director                From Fund     Fund Expenses        Retirement         Paid to Directors
--------                ------------- -------------------- -----------------  -----------------

James J. Coy                $-0-          $-0-              $-0-                 $-0-
Roger L. Grayson             -0-           -0-               -0-                  -0-
Glenn O. Head                -0-           -0-               -0-                  -0-
Kathryn S. Head              -0-           -0-               -0-                  -0-
Rex R. Reed                  -0-           -0-               -0-                  -0-
Herbert Rubinstein           -0-           -0-               -0-                  -0-
James M. Srygley             -0-           -0-               -0-                  -0-
John T. Sullivan             -0-           -0-               -0-                  -0-
Robert F. Wentworth          -0-           -0-               -0-                  -0-


         Compensation to officers and interested Directors of Series Fund II is paid by the Adviser. In addition, compensation to non-interested Directors of Series Fund II is currently voluntarily paid by the Adviser.


                                   MANAGEMENT

         Adviser. Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Directors. However, with respect to Growth & Income Fund, FIMCO has delegated these duties to Wellington Management Company. See "Subadviser." The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Series Fund II and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

Made In The U.S.A. Fund

                                                                         Annual
Average Daily Net Assets                                                  Rate
------------------------                                                 -----
Up to $200 million......................................................  1.00%
In excess of $200 million up to $500 million............................  0.75
In excess of $500 million up to $750 million............................  0.72
In excess of $750 million up to $1.0 billion............................  0.69
Over $1.0 billion.......................................................  0.66

Growth & Income Fund, Utilities Income Fund
                                                                         Annual
Average Daily Net Assets                                                  Rate
------------------------                                                  -----
Up to $300 million..................................................      0.75%
In excess of $300 million up to $500 million........................      0.72
In excess of $500 million up to $750 million........................      0.69
Over $750 million...................................................      0.66

The SEC staff takes the position that annual advisory fees of 0.75% or greater are higher than those paid by most investment companies.

         For the fiscal year ended October 31, 1993, Made In The U.S.A. Fund paid $42,072 in advisory fees. For the same period, the Adviser voluntarily waived an additional $115,451 in advisory fees. In addition, for the same period, expenses in the amount of $36,570 were voluntarily assumed or reimbursed by the Adviser. For the period August 24, 1993 (commencement of operations) through October 31, 1993, Utilities Income Fund paid $44,554 in advisory fees. For the same period, the Adviser voluntarily waived an additional $113,242 in advisory fees. In addition, for the same period, expenses in the amount of $14,518 were voluntarily assumed or reimbursed by the Adviser. For the period October 4, 1993 (commencement of operations) through October 31, 1993, Growth & Income Fund's advisory fees amounted to $540, all of which were voluntarily waived by the Adviser. In addition, for the same period, expenses in the amount of $559 were voluntarily assumed or reimbursed by the Adviser.

         For the fiscal year ended October 31, 1994, Made In The U.S.A. Fund paid $31,266 in advisory fees. For the same period, the Adviser voluntarily waived an additional $72,955 in advisory fees. For the fiscal year ended October 31, 1994, Growth & Income Fund paid $61,035 in advisory fees. For the same period, the Adviser voluntarily waived an additional $95,778 in advisory fees. For the fiscal year ended October 31, 1994, Utilities Income Fund paid $194,914 in advisory fees. For the same period, the Adviser voluntarily waived an additional $266,649 in advisory fees. In addition, for the fiscal year ended October 31, 1994, the Adviser voluntarily assumed or reimbursed expenses for Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund in the amounts of $10,831, $73,772 and $140,086, respectively.

         For the fiscal year ended October 31, 1995, Made In The U.S.A. Fund paid $46,846 in advisory fees. For the same period, the Adviser voluntarily waived an additional $33,991 in advisory fees. For the fiscal year ended October 31, 1995, Growth & Income Fund paid $261,607 in advisory fees. For the same period, the Adviser voluntarily waived an additional $105,515 in advisory fees. For the fiscal year ended October 31, 1995, Utilities Income Fund paid $334,586 in advisory fees. For the same period, the Adviser voluntarily waived an additional $207,605 in advisory fees. In addition, for the fiscal year ended October 31, 1995, the Adviser voluntarily assumed or reimbursed expenses for Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund in the amounts of $114,393, $46,369 and $105,954, respectively.

         Pursuant to certain state regulations, the Adviser has agreed to reimburse a Fund if and to the extent that Fund's aggregate operating and management expenses, including advisory fees but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to that Fund for any full fiscal year (unless a waiver of such expense limitation is obtained). The amount of any such reimbursement is limited to the amount of the advisory fees paid or accrued to the Adviser for the fiscal year. For the fiscal year ended October 31, 1995, no reimbursement to any Fund was required pursuant to these regulations.

         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         Subadviser. Wellington Management Company has been retained by the Adviser and Series Fund II as the investment subadviser to Growth & Income Fund under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The Subadvisory Agreement was approved by the Board of Directors, including a majority of Independent Directors in person at a meeting called for such purpose and by a majority of the shareholders of the Growth & Income Fund.

         The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Directors or a majority of the outstanding voting securities of the Growth & Income Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board of Directors or a vote of a majority of the outstanding voting securities of the Growth & Income Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Growth & Income Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.325% of the average daily net assets of Growth & Income Fund up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million; 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. For the fiscal year ended October 31, 1995 the Adviser paid the Subadviser fees of $157,067.


                                   UNDERWRITER

         Series Fund II has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to the Underwriting Agreement, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless the Funds have agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." The Underwriting Agreement was approved by the Board of Directors, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

         For the fiscal year ended October 31, 1993, FIC received underwriting commissions with respect to Made In The U.S.A. Fund of $485,701. For the same period, FIC allowed an additional $7,653, to unaffiliated dealers. For the period February 22, 1993 (commencement of operations) through October 31, 1993, FIC received underwriting commissions with respect to Utilities Income Fund of $2,518,361. For the same period, FIC allowed an additional $23,008 to unaffiliated dealers. For the period October 4, l993 (commencement of operations) through October 31, 1993, FIC received underwriting commissions with respect to Growth & Income Fund of $187,995, none of which was allowed to unaffiliated dealers.

         For the fiscal year ended October 31, 1994, FIC received underwriting commissions with respect to Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund of $1,187,272, $32,881 and $1,045,980, respectively. For the same period, FIC allowed an additional $257 with respect to Growth & Income Fund and $588 with respect to Made In The U.S.A. Fund to unaffiliated dealers.


         For the fiscal year ended October 31, 1995, FIC received underwriting commissions with respect to Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund of $1,958,002, $88,203 and $1,614,848, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $7,252 with respect to Growth & Income Fund, $5,486 with respect to Made In The U.S.A.
Fund and $7,080 with respect to Utilities Income Fund.


                               DISTRIBUTION PLANS

         As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by Series Fund II pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

         Each Plan was approved by the Board of Directors, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect from year to year, with respect to a Fund, as long as its continuance is approved annually be either the Board of Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

         Each Plan can be terminated at any time, with respect to a Fund, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to the Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to the Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the Independent Directors.

         In reporting amounts expended under the Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

         In approving each Fund's overall system of distribution, the Board of Directors considered several factors, including that implementation of the system would (1) enable investors to choose the purchasing option better suited to their individual situation, thereby encouraging current shareholders to make additional investments in a Fund and attracting new investors and assets to that Fund to the benefit of the Fund and its shareholders; (2) facilitate distribution of each Fund's shares; and (3) maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In adopting the Class B Plan, the Board of Directors considered all the features of the distribution system, including (1) the conditions under which a contingent differed sales charge ("CDSC") would be imposed and the amount of such charge, (2) the advantage to investors in having no initial sales charges deducted from a Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) the Underwriter's belief that the ability to receive sales commissions and service fees under the Class B Plan would prove attractive to Representatives, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of a Fund of economies of scale resulting from growth in such Fund's assets, and (5) the Underwriter's shareholder service and distribution-related expenses and costs.

         In adopting the Class A Plan, the Board of Directors considered all relevant information and determined that there is a reasonable likelihood that the Class A Plan will benefit each Fund and their shareholders. The Board believes that the amounts spent pursuant to the Fund's Class A Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.


         For the fiscal year ended October 31, 1995, Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund accrued $143,005, $23,924 and $213,442, respectively, in fees pursuant to the Class A Plan. Of such amounts, $79,348, $3,061 and $26,822, respectively, was voluntarily waived by the Underwriter. For the fiscal year ended October 31, 1995, Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund accrued $12,812, $1,096 and $11,449, respectively, in fees pursuant to the Class B Plan.


         The Underwriter incurred the following Class A Plan-related expenses for the fiscal year ended October 31, 1995:

                                                                        Compensation             Compensation to
         Fund                            Advertising                 to sales personnel*          Underwriter**
Made In The U.S.A. Fund                     $-0-                          $ 7,151                    $ 16,773
Growth & Income Fund                         -0-                           45,644                      97,361
Utilities Income Fund                        -0-                           67,049                     146,393

*  Represents service fees.
** Represents distribution fees.

         The Underwriter incurred the following Class B Plan-related expenses for the period January 12, 1995 (commencement of offering of Class B shares) to October 31, 1995:

                                                                        Compensation             Compensation to
         Fund                            Advertising                 to sales personnel*          Underwriter**
Made In The U.S.A. Fund                     $-0-                             $-0-                     $ 1,096
Growth & Income Fund                         -0-                              -0-                      12,812
Utilities Income Fund                        -0-                              -0-                      11,449

*  Represents service fees.
** Represents distribution fees.


                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the NASDAQ national market system is valued at its last sale price on the exchange or market system where the security is primarily traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the market (including securities listed on exchanges whose primary market is believed to be
OTC) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. In the absence of market quotations, a Fund will determine the value of bonds based upon quotes furnished by market makers, if available, or in accordance with the procedures described herein. In that connection, the Board of Directors has determined that a Fund may use an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. This service is furnished by Interactive Data Corporation. Short-term debt securities that mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Series Fund II's officers in a manner specifically authorized by the Board of Directors.

         With respect to each Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities. For valuation purposes, with respect to Growth & Income Fund, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         The Board of Directors may suspend the determination of a Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by the Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by a Fund directly from an issuer, in which no commission or discounts are paid. Each Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

         Each Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq national market system but are traded in the OTC market. Each Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, a Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.

         In effecting portfolio transactions, the Adviser or the Subadviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser or the Subadviser by such member or broker. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Subadviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser or the Subadviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

         The Adviser or Subadviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any Fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated, in terms of price and amount, to a Fund according to the proportion that the size of the transaction order actually placed by a Fund bears to the aggregate size of the transaction orders simultaneously made by other participants in the transaction.

         For the fiscal year ended October 31, 1993, Made In The U.S.A. Fund paid $51,648 in brokerage commissions. For the period February 22, 1993 (commencement of operations) through October 31, 1993, Utilities Income Fund paid $139,950 in brokerage commissions. Of that amount, $600 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $200,850. For the period October 4, 1993 (commencement of operations) through October 31, 1993, Growth & Income Fund did not pay any brokerage commissions.

         For the fiscal year ended October 31, 1994, Made In The U.S.A. Fund and Utilities Income Fund paid $24,767 and $236,585, respectively, in brokerage commissions. For the fiscal year ended October 31, 1994, Growth & Income Fund paid $23,249 in brokerage commissions. Of that amount $6,732 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $4,704,802.


         For the fiscal year ended October 31, 1995 Growth & Income Fund paid $40,513 in brokerage commissions. Of that amount, $4,973 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $3,545,732. For the fiscal year ended October 31, 1995, Made In The U.S.A. Fund paid $16,178 in brokerage commissions. Of that amount, $2,345 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $1,387,834. For the fiscal year ended October 31, 1995, Utilities Income Fund paid $76,984 in brokerage commissions. Of that amount, $20,160 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,245,784.


                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES


Reduced Sales Charges--Class A Shares

         Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

         Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

         Letter of Intent. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed after the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

         Purchases of Class A Shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current value at public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

         Cumulative Purchase Privilege. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current value at the current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.


         Purchase of Shares. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

         Systematic Investing

         First Investors Money Line. This service allows you to invest in a Fund through automatic deductions from your bank checking account. Scheduled investments may be made on a bi-weekly, semi-monthly, monthly, quarterly, semi-annual or annual basis provided a minimum total of $600 is invested per year. Shares of the Fund are purchased at the public offering price determined at the close of business on the day your designated bank account is debited and a confirmation will be sent to you after every transaction. You may decrease the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095- 1198, Attn: Control Dept. To increase the amount, send a written request to the Transfer Agent at the address noted above, which may take up to five days to process. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

         Automatic Payroll Investment. You also may arrange for automatic investments into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund, and a confirmation will be sent to you after every transaction. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423- 4026. Arrangements must also be made with your employer's payroll department.

         Cross-Investment of Cash Distributions. You may elect to invest in Class A shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A shares into the same class of another Eligible Fund, including the Money Market Funds. If your distributions are to be invested in a new account, you must invest a minimum of $600 per year. See "Dividends and Other Distributions" in the Prospectus. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

         Investment of Systematic Withdrawal Plan Payments. You may elect to invest in Class A shares of a Fund at net asset value through payments from a Systematic Withdrawal Plan you maintain with any other Eligible Fund. Scheduled investments may be made on a monthly, quarterly, semi-annual or annual basis. You may also elect to invest Systematic Withdrawal Plan payments of Class A shares from a Fund into the same class of another Eligible Fund, including the Money Market Funds. If your Systematic Withdrawal Payments are to be invested in a new account, you must invest a minimum of $600 per year. See "Systematic Withdrawal Plan," below. To arrange for Systematic Withdrawal Plan investments, call Shareholder Services at 1-800-423-4026.

         Systematic Withdrawal Plan. Shareholders who own noncertificated shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a net asset value of at least $5,000, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. Regardless of the amount of your Fund account, you may also elect to the have the Systematic Plan payments automatically (i) invested at net asset value in shares of the same class of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Eligible Fund account, you must invest a minimum of $600 per year. If you own Class B shares in a retirement account and qualify to receive distributions under the Code, you may elect to receive redemptions at regular intervals. The redemption proceeds, less any applicable CDSC, will be automatically sent to you directly. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.


         Class B shareholders who may establish a Plan may elect to receive up to 8% of the net asset value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the net asset value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $10,000 divided by 12 monthly payments). However, if at the time of a future payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (8% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.


         The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

         Conversion of Class B Shares. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and
(2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

         If a Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, Class B shares will stop converting into Class A shares unless a majority of Class B shareholders, voting separately as a class, approve the proposal.


         Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares does not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an IRA or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption by a tax-exempt employee benefit plan if continuance of the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; and (f) any redemption of shares which were purchased with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid. For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.


         Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is $50,000 or more, (2) an exchange in the amount of $50,000 or more is made into the Money Market Funds, (3) a redemption check is to be made payable to someone other than the registered accountholder, other than institutions on behalf of the shareholder, (4) a redemption check is to be mailed to an address other than the address of record, other than to another financial institution for the benefit of a shareholder, (5) an account registration is being transferred to another owner, (6) an account, other than an individual, joint, UGMA or UTMA nonretirement account or a trustee-to-trustee transfer of a retirement account, is being exchanged or redeemed, (7) the redemption request is for certificated shares, or (8) your address of record has changed within 60 days prior to a redemption request.

         Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within ninety days from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. If you reinvest into a new Money Market Fund within one year from the date of redemption, the minimum investment is $500. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within 90 days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

         Telephone Transactions. To exchange or redeem noncertificated Fund shares by telephone, you must select this option on your original Account Application or complete the telephone privileges authorization section on the Special Services Application. You may use the privilege five days after the Transfer Agent has processed your Account Application or Special Services Application. Telephone exchanges are available between nonretirement accounts and between IRA accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered nonretirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file). Telephone exchanges are not available for exchanges of Fund shares for plan units.

         As stated in the Fund's Prospectus, Series Fund II, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number; name(s) and social security number registered to the account; and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

Retirement Plans

         Profit-Sharing/Money Purchase Pension Plans. FIC offers prototype Profit-Sharing, Money Purchase Pension and 401(k) Retirement Plans ("Retirement Plans") approved by the Internal Revenue Service ("IRS") for corporations, sole proprietorships and partnerships. The Custodial Agreement for the above captioned Money Purchase Pension and Profit Sharing Plan provides that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services.

         FIC offers additional versions of prototype qualified retirement plans for eligible employers, including 401(k), money purchase, profit sharing and target benefit plans.

         Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Participants are, however, charged $5.00 for opening a Retirement Plan account, other than a 401(k) Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

         The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your First Investors Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

         Individual Retirement Accounts. A qualified individual may purchase shares of a Fund through an individual retirement account ("IRA") or, as an employee of a qualified employer, through a Simplified Employee Pension-IRA ("SEP-IRA") or a Salary Reduction Simplified Employee Pension-IRA ("SARSEPIRA") furnished by FIC. Under the related Custodial Agreements, First Financial Savings acts as custodian of each of these retirement plans.

         The Funds offer IRA accounts with specific provisions tailored to meet the needs of certain groups of investors. The custodian fees are disclosed in the IRA documents provided to investors in such accounts.

         A taxpayer generally may make an annual IRA contribution no greater than the lesser of: (a) 100% of his or her compensation, or (b) $2,000 (or
$2,250 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs and SARSEP-IRAs are described in IRS Form 5305-SEP and 5305A-SEP, respectively, which is provided to employers. Employers are required to provide copies of Forms 5305-SEP and 5305A-SEP to their eligible employees. A disclosure statement setting forth complete details of the IRA is given to each participant before the contribution is invested.

         Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA or SARSEP-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA or SARSEP-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

         An application and other documents necessary to establish an IRA, SEP-IRA or SARSEP-IRA, are available from your Representative. Prior to establishing an IRA, SEP-IRA or SARSEP-IRA, you are advised to consult with your legal and tax advisers.

         Retirement Benefit Plans for Employees of Eligible Organizations. FIC makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

         Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement.

         Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

         An application and other documents necessary to establish a Custodial Account are available from your First Investors Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

         Mandatory income tax withholding, at the rate of 20%, may be required for Federal income tax purposes on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs and SARSEP-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

         Distribution Fees. A participant/shareholder's account under any of the foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.


                                      TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for Growth & Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for Growth & Income Fund, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or, for Growth & Income Fund, those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or futures, or foreign currencies (or forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by Growth & Income Fund may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Growth & Income Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If Growth & Income Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Proposed regulations have been published pursuant to which open-end RICs, such as Growth & Income Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-tomarket," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         For Growth & Income Fund, income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) will qualify as permissible income under the Income Requirement. Income from the Fund's disposition of foreign currencies that are not directly related to its principal business of investing in securities also will be subject to the Short-Short Limitation if they are held for less than three months.

         Made In The U.S.A. Fund and Utilities Income Fund may acquire zero coupon securities issued with original issue discount. As the holder of those securities, each such Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Fund's ability to sell other securities, or options or certain forward contracts held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses Utilities Income Fund and Growth & Income Fund realize in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from Utilities Income Fund's disposition of options and futures contracts will be subject to the ShortShort Limitation if they are held for less than three months. Income from Growth & Income Fund's disposition of foreign currencies and forward contracts that are not directly related to its principal business of investing in securities also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of options, futures or certain forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


                             PERFORMANCE INFORMATION

         A Fund may advertise its performance of each of its classes in various ways.

         The "average annual total return" ("T") of each class is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)1/n]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  [ERV-P]/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P"). Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used.

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

AVERAGE ANNUAL TOTAL RETURN

                                                    Class A Shares
                                        Year                    Inception1
                                        Ended                       to
                                   October 31, 1995           October 31, 1995
                                   ----------------           ----------------
Made In The U.S.A. Fund               16.76%                       5.91%
Utilities Income Fund                 13.74                        3.70
Growth & Income Fund                  11.98                        7.51

TOTAL RETURN
                                                    Class B Shares
                                                      Inception2
                                                          to
                                                    October 31, 1995
Made In The U.S.A. Fund                                  15.80%
Utilities Income Fund                                    17.02
Growth & Income Fund                                     17.78


         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return.

         From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Funds' portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter
--------
1 The inception dates for Class A shares of the Funds are as follows: Made In The U.S.A. Fund August 24, 1992; Utilities Income Fund - February 22, 1993; and Growth & Income Fund October 4, 1993.
2 The commencement date for the offering of Class B shares is January 12, 1995.

         end. This calculation is at variance with SEC release 327 of August 8, 1972, which utilizes latest 12 month dividends. The latter method is the one used by S&P.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         The Wall Street Journal, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Reuters, a wire service that frequently reports on global business.

         Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         Moody's Stock Index, an unmanaged index of utility stock performance.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

         Audits And Reports. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, Two Penn Center Plaza, Philadelphia, PA, 19102-1707. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         Transfer Agent. Administrative Data Management Corp., 10 Woodbridge Center Drive, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.65 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. The $5 administrative fee for exchange transactions into a Fund, which is generally to be charged to the shareholder, is being borne on a voluntary basis by the Fund for an indefinite period. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1990 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. For the fiscal year ended October 31, 1995, Growth & Income Fund, Made In The U.S.A. Fund and Utilities Income Fund paid $134,247, $30,814 and $186,056, respectively, in transfer agent fees. The Transfer Agent's telephone number is 1-800-423-4026.

         5% Shareholders. As of December 26, 1995, the following beneficially owned more than 5% of the outstanding Class B shares of Made In The U.S.A.
Fund:

Shareholder                                                % of Shares

Leslie Dunbar                                                 7.8%
3400 Cynder Avenue
Brooklyn, NY 11203

Rocco Luongo                                                  7.4
44 Pullaski Drive
N. Arlington, NJ 07031

Brian K. Holloway                                            15.2
9 Hartman Drive
Hamilton Square, NJ 08690

Diane R. Napoli                                              14.9
1114 Gilham Street
Philadelphia, PA 191

Joann E. Taylor                                               5.8
14660 F. Pearthshire
Houston, TX 77079


         Trading by Portfolio  Managers and Other  Access  Persons.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Series Fund II and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Among other things, access persons, other than the disinterested Directors of Series Fund II: (a) must have all trades pre-cleared by the Adviser; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca  Bonds  which  are  rated  "Ca"  represent   obligations  which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                   APPENDIX C

Although it does not presently intend to engage in these strategies in coming year, Utilities Income Fund may use some or all of the following hedging instruments:

         Options on Equity and Debt Securities--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

         Options on Stock Indexes--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

         Stock Index Futures Contracts--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         Interest Rate Futures Contracts--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         Options on Futures Contracts--Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

                              Financial Statements
                             as of October 31, 1995


Portfolio of Investments
FIRST INVESTORS GROWTH & INCOME FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--83.4%
                  Automotive--.8%
       19,592     Ford Motor Company                       $   563,270        $    84
-------------------------------------------------------------------------------------
                  Banks--8.7%
       20,000     Crestar Financial Corporation              1,140,000            170
       25,000     First Bank System, Inc.                    1,243,750            185
       12,000     First Fidelity Bancorp.                      784,500            117
       11,500     J.P. Morgan & Company                        886,937            132
       12,000     Republic New York Corporation                703,500            105
       25,000     Wachovia Corporation                       1,103,125            165
-------------------------------------------------------------------------------------
                                                             5,861,812            874
-------------------------------------------------------------------------------------
                  Business Services--.8%
       17,000     Sysco Corporation                            516,375             77
-------------------------------------------------------------------------------------
                  Chemicals--5.7%
       19,000     Air Products and Chemicals, Inc.             980,875            146
       10,000     Du Pont (E.I.) de Nemours & Company          623,750             93
       45,000     Engelhard Corporation                      1,119,375            167
       15,000     Loctite Corporation                          708,750            106
       15,000     Witco Chemical Corporation                   423,750             63
-------------------------------------------------------------------------------------
                                                             3,856,500            575
-------------------------------------------------------------------------------------
                  Computers & Office Equipment--1.4%
       10,000     Hewlett-Packard Company                      926,250            138
-------------------------------------------------------------------------------------
                  Drugs--8.2%
        9,500     American Home Products Corporation           841,938            125
       12,000     Bristol-Myers Squibb Company                 915,000            136
       12,000     Johnson & Johnson                            978,000            146
       21,000     Pfizer, Inc.                               1,204,875            180
       12,000     Smithkline Beecham PLC (ADR)                 622,500             93
       16,238     Zeneca Group PLC (ADR)                       915,417            136
-------------------------------------------------------------------------------------
                                                             5,477,730            816
-------------------------------------------------------------------------------------
                  Electric Utilities--3.0%
       30,000     Baltimore Gas & Electric Company             802,500            120
       15,000     DQE, Inc.                                    412,500             61
       27,000     Pacific Gas & Electric Company               793,125            119
-------------------------------------------------------------------------------------
                                                             2,008,125            300
-------------------------------------------------------------------------------------
                  Electrical Equipment--3.2%
       15,000     General Electric Company                     948,750            141
       27,000     York International Corporation             1,181,250            176
-------------------------------------------------------------------------------------
                                                             2,130,000            317
-------------------------------------------------------------------------------------
                  Electronics--.8%
       13,000     AMP, Inc.                                    510,250             76
-------------------------------------------------------------------------------------
                  Energy Services--2.2%
       35,000     Dresser Industries, Inc.                     726,250            108
       12,000     Schlumberger, Ltd.                           747,000            112
-------------------------------------------------------------------------------------
                                                             1,473,250            220
-------------------------------------------------------------------------------------
                  Energy Sources--4.8%
       17,500     Amoco Corporation                          1,117,813            167
       15,000     Exxon Corporation                          1,145,624            171
       35,000     Unocal Corporation                           918,750            137
-------------------------------------------------------------------------------------
                                                             3,182,187            475
-------------------------------------------------------------------------------------
                  Financial Services--1.6%
       27,000     American Express Company                   1,096,875            163
-------------------------------------------------------------------------------------
                  Food/Beverage/Tobacco--1.0%
       20,000     Cadbury Schweppes PLC (ADR)                  667,500             99
-------------------------------------------------------------------------------------
                  Household Products--5.6%
       15,000     Avon Products, Inc.                        1,066,875            159
       12,000     Colgate-Palmolive Company                    831,000            124
       20,000     Dial Corporation                             487,500             73
       19,000     Kimberly-Clark Corporation                 1,379,875            206
-------------------------------------------------------------------------------------
                                                             3,765,250            562
-------------------------------------------------------------------------------------
                  Insurance--3.8%
       21,000     Ace Ltd.                                     714,000            106
       15,000     American International Group, Inc.         1,265,625            190
        7,000     Marsh & McLennan Companies, Inc.             573,125             85
-------------------------------------------------------------------------------------
                                                             2,552,750            381
-------------------------------------------------------------------------------------
                  Machinery & Manufacturing--3.1%
       10,000     Illinois Tool Works, Inc.                    581,250             87
       12,000     Ingersoll-Rand Company                       424,500             63
       19,000     Minnesota Mining & Manufacturing Company   1,080,625            161
-------------------------------------------------------------------------------------
                                                             2,086,375            311
-------------------------------------------------------------------------------------
                  Media--6.4%
       18,000     Gannett Company                              978,750            146
       16,000     Knight-Ridder, Inc.                          888,000            132
       10,000    *Scholastic Corporation                       617,500             92
       24,000    *Viacom, Inc.- Class "B"                    1,200,000            179
       15,000     Vodafone Group PLC (ADR)                     613,125             91
-------------------------------------------------------------------------------------
                                                             4,297,375            640
-------------------------------------------------------------------------------------
                  Medical Products--1.8%
       30,000     Abbott Laboratories                        1,192,500            178
-------------------------------------------------------------------------------------
                  Paper & Forest Products--1.8%
        6,600     Georgia-Pacific Corporation                  544,500             81
       18,000     International Paper Company                  666,000             99
-------------------------------------------------------------------------------------
                                                             1,210,500            180
-------------------------------------------------------------------------------------
                  Real Estate Investment Trusts--1.1%
       30,000     Mark Centers Trust                           322,500             48
       13,300     Storage USA, Inc.                            389,025             58
-------------------------------------------------------------------------------------
                                                               711,525            106
-------------------------------------------------------------------------------------
                  Retail--5.9%
       12,800     Intimate Brands, Inc.                        214,400             32
       20,000     J.C. Penney Company                          842,500            126
       27,000     May Department Stores Company              1,059,750            158
       35,000     Talbots, Inc.                                848,750            126
       46,000     Wal-Mart Stores, Inc.                        994,750            148
-------------------------------------------------------------------------------------
                                                             3,960,150            590
-------------------------------------------------------------------------------------
                  Software & Services--2.4%
       10,000     Automatic Data Processing, Inc.              715,000            106
       25,000    *BMC Software, Inc.                           890,625            133
-------------------------------------------------------------------------------------
                                                             1,605,625            239
-------------------------------------------------------------------------------------
                  Telephone--6.7%
       22,000     A T & T Corp.                              1,408,000            210
       10,000     BCE, Inc.                                    336,250             50
       15,000     NYNEX Corporation                            705,000            105
       16,000     SBC Communications, Inc.                     894,000            133
       24,500     US West Communications Group               1,166,813            174
-------------------------------------------------------------------------------------
                                                             4,510,063            672
-------------------------------------------------------------------------------------
                  Transportation--1.9%
       40,000     Canadian Pacific Ltd.                        640,000             95
       10,000     Union Pacific Corporation                    653,750             98
-------------------------------------------------------------------------------------
                                                             1,293,750            193
-------------------------------------------------------------------------------------
                  Travel & Leisure--.7%
       12,000     McDonald's Corporation                       492,000             73
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $47,435,152)                      55,947,987          8,339
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED STOCKS--1.9%
                  Energy Sources--1.3%
        5,000     Unocal Corporation 7% (Note 5)           $   256,250        $    37
       12,000     Valero Energy Corporation 6 1/4%             609,000             91
-------------------------------------------------------------------------------------
                                                               865,250            128
-------------------------------------------------------------------------------------
                  Real Estate Investment Trusts--.6%
       18,000     Security Capital Pacific Trust "A" 7%        427,500             64
-------------------------------------------------------------------------------------
                  Total Value of Convertible
                    Preferred Stocks (cost $1,315,959)       1,292,750            192
-------------------------------------------------------------------------------------
                  CONVERTIBLE BONDS--4.2%
                  Communications Equipment--.9%
      $   600M    General Instrument Corporation,
                    5%, 6/15/00                                603,000             90
-------------------------------------------------------------------------------------
                  Energy Sources--1.4%
        1,000M    Noble Affiliates, 4 1/4%, 11/1/03            947,500            141
-------------------------------------------------------------------------------------
                  Household Products--.6%
          485M    McKesson Corporation, 4 1/2%, 3/1/04         431,650             64
-------------------------------------------------------------------------------------
                  Travel & Leisure--1.3%
          900M    AMR Corporation, 61/8%, 11/1/24              868,500            130
-------------------------------------------------------------------------------------
                  Total Value of Convertible Bonds
                    (cost $3,091,138)                        2,850,650            425
-------------------------------------------------------------------------------------
                  EQUITY-LINKED SECURITIES--.2%
                  Computers & Office Equipment
        1,000     Salomon Inc. (Hewlett-Packard)
                    5 1/4%, 1/1/97 (cost $76,375)              100,500             15
-------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENTS--9.0%
      $ 6,054M    Swiss Bank Capital Markets, Inc.,
                    5.87%, 11/1/95 (collateralized by
                    $6,140M U.S. Treasury Note,
                    5 3/4%, 9/30/97) (cost $6,054,000)       6,054,000            902
-------------------------------------------------------------------------------------
Total Value of Investments (cost $57,972,624)   98.7%       66,245,887          9,873
Other Assets, Less Liabilities                   1.3           849,239            127
-------------------------------------------------------------------------------------
Net Assets                                     100.0%      $67,095,126        $10,000
=====================================================================================

*Non-income producing

See notes to financial statements




Portfolio of Investments
FIRST INVESTORS MADE IN THE U.S.A. FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--72.3%
                  Basic Industry--2.5%
        9,200    *Interpool, Inc.                           $  147,200        $   161
        4,400     Schulman (A), Inc.                            82,500             91
-------------------------------------------------------------------------------------
                                                               229,700            252
-------------------------------------------------------------------------------------
                  Capital Goods--3.0%
        4,600     Case Corporation                             175,375            192
        2,800    *Varity Corporation                           101,500            112
-------------------------------------------------------------------------------------
                                                               276,875            304
-------------------------------------------------------------------------------------
                  Consumer Durables--3.0%
        5,600     Harley-Davidson, Inc.                        149,800            164
        4,300     Masco Corporation                            120,937            133
-------------------------------------------------------------------------------------
                                                               270,737            297
-------------------------------------------------------------------------------------
                  Consumer Non-Durables--2.6%
        2,000     Eastman Kodak Company                        125,250            137
        4,800     Newell Company                               115,800            127
-------------------------------------------------------------------------------------
                                                               241,050            264
-------------------------------------------------------------------------------------
                  Consumer Services--18.2%
        2,300     Advo, Inc.                                    58,650             65
        2,700    *Barnes & Noble, Inc.                          98,550            108
        7,200    *Cannondale Corporation                       115,200            126
       11,600    *Cinar Films, Inc. - Class "B"                139,200            153
        1,300     Dayton Hudson Corporation                     89,375             98
        4,100    *Franklin Electronic Publishers, Inc.         169,637            186
        4,400    *Fred Meyer, Inc.                              81,950             90
        8,500    *Home Shopping Network, Inc.                   69,062             76
        9,700    *La Quinta Inns, Inc.                         249,775            274
        4,600    *Tele-Comm. Liberty Media Group Series "A"    113,275            124
        3,200     Time Warner, Inc.                            116,800            128
        8,100    *US Office Products Company                   138,713            152
        2,500    *Viacom Inc.-Class "B"                        125,000            137
        3,300     Walgreen Company                              94,050            103
-------------------------------------------------------------------------------------
                                                             1,659,237          1,820
-------------------------------------------------------------------------------------
                  Financial--3.7%
        5,000    *American Travellers Corporation              111,875            122
        1,300     Federal National Mortgage Association        136,337            150
        5,500    *Penn Treaty American Corporation              86,625             95
-------------------------------------------------------------------------------------
                                                               334,837            367
-------------------------------------------------------------------------------------
                  Health Care/Miscellaneous--8.8%
        4,200     Dentsply International, Inc.                 144,900            158
        4,200    *Living Centers of America, Inc.              108,675            119
        6,100    *Mid Atlantic Medical Services, Inc.          121,238            133
        6,700    *Pacific Physicians Services, Inc.            106,363            117
        5,200    *Quantum Health Resources, Inc.                55,250             61
        2,900     Stryker Corporation                          130,863            144
        3,400     Teva Pharmaceutical Industries Ltd. (ADR)    133,450            146
-------------------------------------------------------------------------------------
                                                               800,739            878
-------------------------------------------------------------------------------------
                  Technology--29.6%
        2,300     A T & T Corp.                                147,200            162
        3,800    *Adaptec, Inc.                                169,100            185
        5,400    *Atmel Corporation                            168,750            185
        2,000     Autodesk, Inc.                                68,000             75
        1,900     Automatic Data Processing, Inc.              135,850            149
        1,900    *Avid Technology, Inc.                         83,125             91
        1,800    *Cisco Systems, Inc.                          139,500            153
        3,000     Computer Associates International, Inc.      165,000            181
        2,700    *Concentra Corporation                         25,650             28
        5,000    *EMC Corporation                               77,500             85
        3,950    *Filenet Corporation                          179,231            197
        2,800    *IMNET Systems, Inc.                           71,050             78
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  Technology (continued)
        4,800    *Intersolv                                 $   75,600        $    83
        2,400    *LSI Logic Corporation                        113,100            124
        2,000    *Microsoft Corporation                        200,000            219
        5,000     National Semiconductor Corporation           121,875            134
        1,700    *NETCOM On-Line Communication  Services, Inc.  99,025            109
        2,800     Nokia Corp. AB                               156,100            171
        6,800    *Quantum Corporation                          118,150            130
        2,900    *Symantec Corporation                          70,506             77
        4,100     U.S. West Communications Group               195,263            214
        5,000    *VLSI Technology, Inc.                        117,500            129
-------------------------------------------------------------------------------------
                                                             2,697,075          2,959
-------------------------------------------------------------------------------------
                  Telecommunications--.9%
        1,200    *Ascend Communications, Inc.                   78,000             86
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $5,615,721)                        6,588,250          7,227
-------------------------------------------------------------------------------------
                  SHORT-TERM CORPORATE NOTES--25.3%
       $  300M    A T & T Corp., 5.65%, 11/14/95               299,388            328
          460M    A T & T Corp., 5.73%, 11/21/95               458,535            503
          450M    BellSouth Telecommunications Inc.,
                    5.70%, 11/3/95                             449,858            493
          250M    Chevron Oil, Inc., 5.68%, 11/16/95           249,408            274
          150M    Chevron Oil, Inc., 5.65%, 11/30/95           149,318            164
          300M    GTE North, 5.75%, 11/7/95                    299,712            329
          400M    Nestles Capital, 5.69%, 11/9/95              399,495            438
-------------------------------------------------------------------------------------
                  Total Value of Short-Term
                    Corporate Notes (cost $2,305,714)         2,305,714         2,529
-------------------------------------------------------------------------------------
Total Value of Investments (cost $7,921,435)     97.6%        8,893,964         9,756
Other Assets, Less Liabilities                    2.4           222,132           244
-------------------------------------------------------------------------------------
Net Assets                                      100.0%       $9,116,096       $10,000
=====================================================================================

*Non-income producing

See notes to financial statements





Portfolio of Investments
FIRST INVESTORS UTILITIES INCOME FUND
(A Series of First Investors Series Fund II, Inc.)
October 31, 1995

-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
                                                                           $10,000 of
       Shares     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  COMMON STOCKS--88.5%
                  Electric Power--43.8%
       35,000     American Electric Power Company          $ 1,334,375        $   154
       50,000     Baltimore Gas & Electric Company           1,337,500            154
       25,000     Boston Edison Company                        684,375             78
       35,000     Carolina Power & Light Company             1,146,250            132
       55,000     Cinergy Corporation                        1,560,625            180
       40,000     Detroit Edison Company                     1,350,000            155
       65,000     DPL, Inc.                                  1,543,750            177
       55,000     DQE, Inc.                                  1,512,500            174
       40,000     Duke Power Company                         1,790,000            206
       10,000     Empresa Nacional De Electricidad (ADR)       502,500             58
       50,000     FPL Group, Inc.                            2,093,750            241
       45,000     General Public Utilities Corporation       1,406,250            162
       40,000     Houston Industries, Inc.                   1,855,000            213
       40,000     Illinova Corporation                       1,135,000            131
       30,000     New England Electric System                1,170,000            135
       30,000     NIPSCO Industries, Inc.                    1,095,000            125
       40,000     Northeast Utilities                          990,000            114
       30,000     Northern States Power Company              1,417,500            163
       35,000     Ohio Edison Company                          800,625             92
       70,000     PacifiCorp                                 1,321,250            152
       30,000     Peco Energy Company                          877,500            101
       40,000     Pinnacle West Capital Corporation          1,100,000            127
       40,000     Portland General Corporation               1,085,000            125
       50,000     Public Service Company of Colorado         1,706,250            196
       50,000     Public Service Enterprise Group, Inc.      1,468,750            169
       45,000     SCE Corporation                              765,000             88
       60,000     Southern Company                           1,432,500            165
       55,000     Teco Energy, Inc.                          1,299,375            150
       30,000     Texas Utilities Company                    1,102,500            127
       40,000     Wisconsin Energy Corporation               1,180,000            136
-------------------------------------------------------------------------------------
                                                            38,063,125          4,380
-------------------------------------------------------------------------------------
                  Energy--4.8%
       35,000     Enron Corporation                          1,203,125            138
       30,000     NICOR, Inc.                                  806,250             93
       55,000     Pacific Enterprises                        1,361,250            157
       30,000     Panhandle Eastern Corporation                757,500             87
-------------------------------------------------------------------------------------
                                                             4,128,125            475
-------------------------------------------------------------------------------------
                  Natural Gas--17.9%
       30,000     Atlanta Gas Light Company                  1,158,750            133
       22,000     Atmos Energy Corporation                     401,500             46
       20,000     Bangor Hydro-Electric Company                235,000             27
       30,000     Brooklyn Union Gas Company                   753,750             87
       30,000     El Paso Natural Gas Company                  810,000             93
       25,000     Kansas City Power & Light Company            621,875             72
       45,000     MCN Corporation                              978,750            113
       30,000     National Fuel Gas Company                    892,500            103
       40,000     New Jersey Resources Corporation           1,000,000            115
       35,000     Piedmont Natural Gas Company                 770,000             89
       35,000     Questar Corporation                        1,054,375            121
       20,000     Scana Corporation                            507,500             58
       30,000     Sonat, Inc.                                  862,500             99
       20,000     Tenneco, Inc.                                877,500            101
       20,000     TNP Enterprises, Inc                         362,500             42
       45,000     UGI Corporation                              945,000            109
       35,000     Unicom Corporation                         1,146,250            132
       35,000     Washington Energy Company                    643,125             74
       20,000     Wicor, Inc.                                  592,500             68
       25,000     Williams Companies, Inc.                     965,625            111
-------------------------------------------------------------------------------------
                                                            15,579,000          1,793
-------------------------------------------------------------------------------------
                  Technology--1.2%
        2,000     Motorola, Inc.                               131,250             15
       25,000     Sprint Corporation                           962,500            111
-------------------------------------------------------------------------------------
                                                             1,093,750            126
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
    Shares or                                                                For Each
    Principal                                                              $10,000 of
       Amount     Security                                       Value     Net Assets
-------------------------------------------------------------------------------------
                  Telephone/Utilities--19.3%
       40,000     Ameritech Corporation                    $ 2,160,000        $   249
       40,000     Bell Atlantic Corporation                  2,545,000            293
       35,000     BellSouth Corporation                      2,677,500            308
       30,000     Frontier Corporation                         810,000             93
       65,000     GTE Corporation                            2,681,250            309
       25,000     NYNEX Corporation                          1,175,000            135
       40,000     SBC Communications, Inc.                   2,235,000            257
       15,000     Telefonica De Espana (ADR)                   564,375             65
       40,000     US West Communications Group               1,905,000            219
-------------------------------------------------------------------------------------
                                                            16,753,125          1,928
-------------------------------------------------------------------------------------
                  Telecommunications/Long Distance--1.5%
       20,000     A T & T Corp.                              1,280,000            147
-------------------------------------------------------------------------------------
                  Total Value of Common Stocks
                    (cost $68,280,382)                      76,897,125          8,849
-------------------------------------------------------------------------------------
                  PREFERRED STOCKS--.1%
                  Financial Services
        5,000     US West Financing 7.96% (cost $125,000)      126,875             15
-------------------------------------------------------------------------------------
                  CORPORATE BONDS--6.4%
                  Electric & Gas Utilities--4.3%
       $  500M    Baltimore Gas & Electric Co.,
                    7.52%, 2000                                521,845             60
          500M    Consolidated Edison Co. of New York,
                    6 5/8%, 2002                               505,599             58
          500M    Duke Power Co., 5 7/8%, 2003                 478,709             55
          500M    Idaho Power Co., 6.4%, 2003                  492,620             57
          700M    Pennsylvania Power & Light Co.,
                    6 7/8%, 2003                               711,931             82
          500M    SCE Capital Corp., 7 3/8%, 2003              517,339             60
          500M    Union Electric Co., 6 3/4%, 2008             506,285             58
-------------------------------------------------------------------------------------
                                                             3,734,328            430
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                                               Amount
                                                                             Invested
                                                                             For Each
    Principal                                                              $10,000 of
       Amount   Security                                         Value     Net Assets
-------------------------------------------------------------------------------------
                  Telephone--1.5%
       $  500M    BellSouth Telecommunications Inc.,
                    6 3/8%, 2004                            $   499,546       $    56
          250M    Southern Bell Telephone &
                  Telegraph Co., Inc., 8 1/8%, 2017             259,561            30
          500M    United Telephone of Florida,
                    6 1/4%, 2003                                491,305            57
-------------------------------------------------------------------------------------
                                                              1,250,412           143
-------------------------------------------------------------------------------------
                  Telecommunications/Long Distance--.6%
          500M    A T & T Corp., 7 1/2%, 2006                   536,368            62
-------------------------------------------------------------------------------------
                  Total Value of Corporate Bonds
                    (cost $5,544,603)                         5,521,108           635
-------------------------------------------------------------------------------------
                  SHORT-TERM CORPORATE NOTES--4.1%
          500M    Appalachian Power Company,
                    5 3/4%, 11/7/95                             499,521            58
        1,500M    GTE South, Inc., 5 3/4%, 11/9/95            1,498,083           172
        1,600M    Nestle Capital Corporation,
                    5.7%, 11/2/95                             1,599,747           184
-------------------------------------------------------------------------------------
                  Total Value of Short-Term
                    Corporate Notes (cost $3,597,351)         3,597,351           414
-------------------------------------------------------------------------------------
Total Value of Investments (cost $77,547,336)     99.1%      86,142,459         9,913
Other Assets, Less Liabilities                      .9          757,536            87
-------------------------------------------------------------------------------------
Net Assets                                       100.0%     $86,899,995       $10,000
=====================================================================================

See notes to financial statements






Statement of Assets and Liabilities
First Investors SERIES Fund II, Inc.
October 31, 1995

-------------------------------------------------------------------------------------
                                               FIRST  INVESTORS
                                           ------------------------------------------
                                              GROWTH &    MADE IN THE       UTILITIES
                                           INCOME FUND    U.S.A. FUND     INCOME FUND
-------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                          $57,972,624     $7,921,435    $77,547,336
                                            ===========     ==========    ===========
At value (Note 1A)                          $66,245,887     $8,893,964    $86,142,459
Cash                                            188,838        182,162        246,870
Receivables:
Capital shares sold                             643,339         56,428        356,231
Dividends and interest                          175,294          5,027        496,695
Deferred organization expenses (Note 1E)          9,250             --          7,250
                                            -----------     ----------    -----------
Total Assets                                 67,262,608      9,137,581     87,249,505
                                            -----------     ----------    -----------

Liabilities
Payable for capital shares redeemed              94,360          4,107        255,521
Accrued expenses                                 40,003         11,739         58,167
Accrued advisory fee                             33,119          5,639         35,822
                                            -----------     ----------    -----------
Total Liabilities                               167,482         21,485        349,510
                                            -----------     ----------    -----------
Net Assets                                  $67,095,126     $9,116,096    $86,899,995
                                            ===========     ===========   ===========

Net Assets Consist of:
Capital paid in                             $58,808,093     $7,586,506    $82,784,809
Undistributed net investment income             125,227         35,596        322,202
Accumulated net realized gain (loss)
  on investment transactions                  (111,457)        521,465    (4,802,139)
Net unrealized appreciation
  in value of investments                     8,273,263        972,529      8,595,123
                                            -----------     -----------   -----------
Total                                       $67,095,126     $9,116,096    $86,899,995
                                            ===========     ===========   ===========

Capital shares outstanding (Note 4):
Class A                                       8,127,781        604,898     14,173,985
Class B                                         463,153         20,535        547,115

Net asset value and redemption
  price per share--Class A                       $ 7.81         $14.58         $ 5.90
Maximum offering price per share--Class A
  (Net asset value/.9375)*                       $ 8.33         $15.55         $ 6.29

Net asset value and offering
  price per share--Class B                       $ 7.78         $14.51         $ 5.86

*On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements






Statement of Operations
FIRST INVESTORS SERIES FUND II, INC.
Year Ended October 31, 1995

---------------------------------------------------------------------------------------
                                                           FIRST INVESTORS
---------------------------------------------------------------------------------------
                                                 GROWTH &    MADE IN THE      UTILITIES
                                              INCOME FUND    U.S.A. FUND    INCOME FUND
                                             ------------    -----------    -----------
Investment Income

Income:
Dividends                                      $1,311,468     $   54,841    $ 3,365,225
Interest                                          324,373         92,192        562,837
                                               ----------     ----------    -----------
Total income                                    1,635,841        147,033      3,928,062
                                               ----------     ----------    -----------
Expenses (Notes 1E and 3):
Advisory fee                                      367,122         80,837        542,191
Shareholder servicing costs                       180,916         41,186        260,465
Distribution plan expenses-Class A                143,005         23,924        213,442
Distribution plan expenses-Class B                 12,812          1,096         11,449
Professional fees                                  27,000         19,388         38,457
Reports and notices to shareholders                30,500          8,413         37,278
Custodian fees                                     13,655          5,790         12,064
Amortization of organization expenses               3,000          4,055          3,000
Other expenses                                     11,227          7,838         28,550
                                               ----------     ----------    -----------
Total expenses                                    789,237        192,527      1,146,896
Less: Expenses waived or assumed                (299,256)       (83,421)      (385,381)
Custodian fees paid indirectly                    (5,055)        (5,454)       (11,984)
                                               ----------     ----------    -----------
Net expenses                                      484,926        103,652        749,531
                                               ----------     ----------    -----------
Net investment income                           1,150,915         43,381      3,178,531
                                               ----------     ----------    -----------
Realized and Unrealized Gain (Loss)
  on Investments (Note 2):
Net realized gain (loss)
   on investments                                  59,975      1,220,064      (725,427)
Net unrealized appreciation
   of investments                               7,741,415        460,706     12,245,737
                                               ----------     ----------    -----------
Net gain on investments                         7,801,390      1,680,770     11,520,310
                                               ----------     ----------    -----------
Net Increase in Net Assets
   Resulting from Operations                   $8,952,305     $1,724,151    $14,698,841
                                               ==========     ==========    ===========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS SERIES FUND II, INC.

------------------------------------------------------------------------
                                                     FIRST INVESTORS
------------------------------------------------------------------------
                                                        GROWTH &
                                                      INCOME FUND
                                              --------------------------
Year Ended October 31, 1995                       1995           1994
------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income                         $ 1,150,915    $   472,794
Net realized gain (loss)
  on investments                                   59,975      (171,432)
Net unrealized appreciation
  (depreciation) of investments                 7,741,415        531,848
                                              -----------    -----------
Net increase (decrease) in net
  assets resulting from operations              8,952,305        833,210
                                              -----------    -----------
Distributions to Shareholders from:
Net investment income--Class A                (1,115,624)      (363,271)
Net investment income--Class B                   (25,337)             --
Net realized gains--Class A                            --             --
                                              -----------    -----------
Total distributions                           (1,140,961)      (363,271)
                                              -----------    -----------
Capital Share Transactions(a)
Class A:
Proceeds from shares sold                      27,027,606     32,133,753
Value of distributions reinvested               1,092,153        356,387
Cost of shares redeemed                       (6,745,463)    (1,877,923)
                                              -----------    -----------
                                               21,374,296     30,612,217
                                              -----------    -----------
Class B:
Proceeds from shares sold                       3,403,974             --
Value of distributions reinvested                  25,204             --
Cost of shares redeemed                           (9,090)             --
                                              -----------    -----------
                                                3,420,088             --
                                              -----------    -----------
Net increase (decrease)
  from capital share transactions              24,794,384     30,612,217
                                              -----------    -----------
Net increase (decrease)
  in net assets                                32,605,728     31,082,156
Net Assets
Beginning of year                              34,489,398      3,407,242
                                              -----------    -----------
End of year+                                  $67,095,126    $34,489,398
                                              ===========    ===========

+Includes undistributed
  net investment income of                    $   125,227    $   112,273
                                              ===========    ===========

(a) Capital Shares Issued
      and Redeemed
Class A:
Sold                                            3,750,649      4,869,140
Issued for distributions
  reinvested                                      151,589         54,795
Redeemed                                        (932,605)      (285,184)
                                              -----------    -----------
Net increase (decrease)
  in Class A capital shares
  outstanding                                   2,969,633      4,638,751
                                              ===========    ===========
Class B:
Sold                                              461,042             --
Issued for distributions
  reinvested                                        3,305             --
Redeemed                                          (1,194)             --
                                              -----------    -----------
Net increase in Class B
  capital shares outstanding                      463,153             --
                                              ===========    ===========

Statement of Changes in Net Assets (cont.)

------------------------------------------------------------------------------------------
                                                         FIRST INVESTORS
------------------------------------------------------------------------------------------
                                             MADE IN THE                   UTILITIES
                                             U.S.A. FUND                   INCOME FUND
                                  --------------------------------------------------------
Year Ended October 31                    1995           1994           1995           1994
------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income              $   43,381    $    47,052    $ 3,178,531    $ 2,822,358
Net realized gain (loss)
  on investments                    1,220,064         78,601      (725,427)    (4,076,712)
Net unrealized appreciation
  (depreciation) of investments       460,706      (529,046)     12,245,737    (5,288,144)
                                   ----------    -----------    -----------    -----------
Net increase (decrease) in net
  assets resulting
  from operations                   1,724,151      (403,393)     14,698,841    (6,542,498)
                                   ----------    -----------    -----------    -----------
Distributions to Shareholders from:
Net investment income--Class A       (47,512)      (133,361)    (3,123,462)    (2,645,975)
Net investment income--Class B             --             --       (49,998)             --
Net realized gains--Class A                --             --             --      (144,159)
                                   ----------    -----------    -----------    -----------
Total distributions                  (47,512)      (133,361)    (3,173,460)    (2,790,134)
                                   ----------    -----------    -----------    -----------
Capital Share Transactions(a)
Class A:
Proceeds from shares sold           1,771,094        690,866     19,911,865     23,969,216
Value of distributions
  reinvested                           47,031        132,333      2,975,959      2,643,337
Cost of shares redeemed           (2,312,636)     (8,221,415   (13,152,876)   (12,981,948)
                                   ----------    -----------    -----------    -----------
                                    (494,511)    (7,398,216)      9,734,948     13,630,605
                                   ----------    -----------    -----------    -----------
Class B:
Proceeds from shares sold             297,505             --      2,987,201             --
Value of distributions reinvested          --             --         48,361             --
Cost of shares redeemed              (15,000)             --       (66,853)             --
                                   ----------    -----------    -----------    -----------
                                      282,505             --      2,968,709             --
                                   ----------    -----------    -----------    -----------
Net increase (decrease)
  from capital share transactions   (212,006)    (7,398,216)     12,703,657     13,630,605
                                 ------------   ------------   ------------   ------------
Net increase (decrease)
  in net assets                     1,464,633    (7,934,970)     24,229,038      4,297,973
Net Assets
Beginning of year                   7,651,463     15,586,433     62,670,957     58,372,984
                                   ----------    -----------    -----------    -----------
End of year+                       $9,116,096    $ 7,651,463    $86,899,995    $62,670,957
                                   ==========    ===========    ===========    ===========

+Includes undistributed
  net investment income of         $   35,596    $    35,672    $   322,202    $   314,131
                                   ==========    ===========    ===========    ===========

(a) Capital Shares Issued
    and Redeemed
Class A:
Sold                                  130,597         59,608      3,733,022      4,434,791
Issued for distributions
  reinvested                            3,962         11,130        557,233        509,896
Redeemed                            (179,150)      (703,703)    (2,460,412)    (2,454,714)
                                   ----------    -----------    -----------    -----------
Net increase (decrease)
  in Class A capital shares
  outstanding                        (44,591)      (632,965)      1,829,843      2,489,973
                                   ==========    ===========    ===========    ===========

Class B:
Sold                                   21,568             --        550,886             --
Issued for distributions
  reinvested                               --             --          8,714             --
Redeemed                              (1,033)             --       (12,485)             --
                                   ----------    -----------    -----------    -----------
Net increase in Class B
  capital shares outstanding           20,535             --        547,115             --
                                   ==========    ===========    ===========    ===========

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS SERIES FUND II, INC.


1. Significant Accounting Policies--First Investors Series Fund II, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund consists of three Series, First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund, and accounts separately for the assets, liabilities and operations of each Series. The objective of each Series is as follows:

Growth & Income Fund seeks long-term growth of capital and current income. This Series seeks to achieve its objective by investing at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stocks.

Made In The U.S.A. Fund seeks long-term capital growth. This Series seeks to achieve its objective by investing at least 75% of its total assets in common and preferred stocks of companies that its investment adviser considers to have potential for capital growth. In addition, at least 65% of the Series' total assets normally will be invested in securities of issuers that (1) have at least two-thirds of their employees located in the United States, or (2) produce in the United States at least two-thirds of the value of the parts constituting the products sold by the issuer, or (3) provide in the United States at least two-thirds of the value of the services provided by the issuer.

Utilities Income Fund primarily seeks high current income. Long-term capital appreciation is a secondary objective. This Series seeks to achieve its objectives by investing at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the- counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of each Series to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

At October 31, 1995, capital loss carryovers were as follows:

                                  Year Capital
                            Loss Carryovers Expire
                            ----------------------
                    Total         2002        2003
               ----------   ----------   ---------
GROWTH &
INCOME FUND    $  111,457    $  111,457   $     --

UTILITIES
INCOME FUND     4,727,380     3,991,114    736,266

C. Distributions to Shareholders--Dividends from net investment income of the Growth & Income Fund and Utilities Income Fund are declared and paid quarterly and dividends from net investment income of the Made In The U.S.A. Fund are declared and paid annually. Distributions from net realized capital gains of all Series are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales and amortization of deferred organization expenses.

D. Expense Allocation--Expenses directly charged or attributable to a Series are paid from the assets of that Series. General expenses of the Fund are allocated among and charged to the assets of each Series on a fair and equitable basis, which may be based on the relative assets of each Series or the nature of the services performed and relative applicability to each Series.

E. Deferred Organization Expenses--The organization expenses of each Series are being amortized over a five year period. Investors purchasing shares of a Series bear such expenses only as they are amortized against the investment income of that Series.

First Investors Management Company,Inc. ("FIMCO"), the Fund's investment adviser, has agreed that in the event any of the initial Class A shares of a Series purchased by FIMCO are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Class A shares of the Series being redeemed bears to the number of initial Class A shares of the Series outstanding at the time of redemption.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. Purchases
and Sales of Securities--For the year ended October 31, 1995, purchases and sales of securities, excluding U.S. Treasury Bills and short-term corporate notes, were as follows:

                                      Cost of       Proceeds
                                    Purchases       of Sales
                                  -----------    -----------
GROWTH & INCOME FUND              $29,152,887    $ 8,569,978
MADE IN THE U.S.A. FUND             6,735,922      9,162,458
UTILITIES INCOME FUND              23,335,212     11,079,946




At October 31, 1995, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                       Gross          Gross            Net
                                    Aggregate     Unrealized     Unrealized     Unrealized
                                         Cost   Appreciation   Depreciation   Appreciation
                                  -----------   ------------   ------------   ------------
GROWTH & INCOME FUND              $57,972,624     $9,228,364       $955,101     $8,273,263
MADE IN THE U.S.A. FUND             7,921,435      1,409,673        437,144        972,529
UTILITIES INCOME FUND              77,622,095      9,154,206        633,842      8,520,364


3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, FIMCO, its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO for each Series other than the Made In The U.S.A. Fund, an annual fee, payable monthly, at the rate of .75% on the first $300 million of each Series' average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million. The annual fee for the Made In The U.S.A. Fund is payable monthly, at the rate of 1.00% on the first $200 million of the Series' average daily net assets, .75% on the next $300 million, declining by
 .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended October 31, 1995, total advisory fees accrued to FIMCO were $990,150 of which $347,111 was waived. In addition, expenses of $311,716 were assumed by FIMCO.

Pursuant to certain state regulations, FIMCO has agreed to reimburse each Series if and to the extent that the Series' aggregate operating expenses, including advisory fees but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to that Series in those states (unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the Series' yearly advisory fee. For the year ended October 31, 1995, no reimbursement was required pursuant to these provisions.

For the year ended October 31, 1995, FIC, as underwriter, received $3,661,053 in commissions from the sale of Fund shares, after allowing $19,818 to other dealers. Shareholder servicing costs included $351,117 in transfer agent fees and out of pocket expenses accrued to ADM and $131,450 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, each Series is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Series. For the year ended October 31, 1995, these fees on the Class A shares amounted to $380,371 (of which $109,231 was waived by FIC) and $25,357 on the Class B shares.

Wellington Management Company serves as an investment sub-adviser to the Growth & Income Fund. The subadviser is paid by FIMCO and not by the Series.

The Fund's Custodian has provided credits in the amount of $22,493 against custodian charges based on the uninvested cash balances of the Fund. The Fund could possibly have used these cash balances to produce income for the Fund if they were not used to offset custodian charges of the Fund.

4. Capital--Each Series sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% during a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 100,000,000 shares originally designated, the Fund has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B.

5. Rule 144A Securities--Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified investors. At October 31, 1995, the Growth & Income Fund held one 144A security with a value of $256,250, representing less than 1% of the Series' net assets. This security is valued as disclosed in Note 1A.


Independent Auditor's Report


To the Shareholders and Board of Directors of First Investors Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund (comprising First Investors Series Fund II, Inc.), as of October 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Growth & Income Fund, First Investors Made In The U.S.A. Fund and First Investors Utilities Income Fund as of October 31, 1995, and the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                             Tait, Weller & Baker


Philadelphia, Pennsylvania
November 30, 1995

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a) Financial Statements: Financial Statements are set forth in Part B, Statement of Additional Information

         (b)      Exhibits:

                           (1)      a.8    Articles of Incorporation

                                    b.8    Articles Supplementary

                           (2)8            By-laws

                           (3)             Not Applicable

                           (4)3,4,7        Specimen Certificates

                           (5)a.8 Investment Advisory Agreement between Registrant and First
                                           Investors Management Company, Inc.

                              b.8          Subadvisory Agreement between
                                           Registrant and Wellington
                                           Management Company

                         (6)               Underwriting Agreement

                         (7)               Not Applicable

                         (8) Custodian Agreement between Registrant and The Bank of New York

                         (9)a. Administration Agreement between Registrant, First Investors
                                           Management Company, Inc., First
                                           Investors Corporation and
                                           Administrative Data Management Corp.

                             b.5           Organization Expense Reimbursement
                                           Agreement

                         (10)a.6           Opinion of counsel

                             b.            Consent of Accountants

                         (11)8             Powers of Attorney

                         (12)              Not Applicable

                         (13)1,2,5         Letters of investment intent

                         (14)a.1 First Investors Profit Sharing/Money Purchase Pension Retirement Plan for Sole Proprietorships, Partnerships and Corporations

                             b.3           First Investors Individual Retirement
                                           Account

                             c.1           First Investors 403(b) Custodial
                                           Account

                             d.3           First Investors SEP-IRA and
                                           SARSEP-IRA

                         (15)a.            Class A Distribution Plan

                             b.            Class B Distribution Plan

                         (16)              Performance Calculations

                         (17)              Financial Data Schedule (filed as
                                           Exhibit 27 for electronic filing
                                           purposes)

                         (18)8             Rule 18f-3 Plan


   1       Incorporated by reference from Pre-Effective Amendment No. 1 to
Registrant's Registration Statement (File No. 33-46924) filed on June 17,
1992.
   2       Incorporated by reference from Post-Effective Amendment No. 1 to
Registrant's Registration Statement (File No. 33-46924) filed on November 20, 1992.
   3       Incorporated by reference from Post-Effective Amendment No. 2 to
Registrant's Registration Statement (File No. 33-46924) filed on February 10, 1993.
   4       Incorporated by reference from Post-Effective Amendment No. 3 to
Registrant's Registration Statement (File No. 33-46924) filed on June 30,
1993.
   5       Incorporated by reference from Post-Effective Amendment No. 4 to
Registrant's Registration Statement (File No. 33-46924) filed on July 26,
1993.

   6 Incorporated by reference from Registrant's Rule 24f-2 Notice for its fiscal year ended October 31, 1995 filed on November 14, 1995.

   7       Incorporated by reference from Post-Effective Amendment No. 5 to
Registrant's Registration Statement (File No. 33-46924) filed on February 28, 1994.

   8       Incorporated by reference from Post-Effective Amendment No. 9 to
Registrant's Registration Statement (File No. 33-46924) filed on November 13, 1995.


Item 25.  Persons Controlled by or under common control with Registrant

                   There are no persons controlled by or under common control with the Registrant.


Item 26.  Number of Holders of Securities

                                              Number of Record
                                               Holders as of
          Title of Class                     November 30, 1995

                                     Class A                Class B
  Made In The U.S.A. Fund             2,363                   49
  Utilities Income Fund              13,111                   508
  Growth & Income Fund                9,892                   665


Item 27.  Indemnification

                  Article X of the By-Laws of Registrant provides as follows:

         Section 10.01.  Indemnification of Officers,  Directors,  Employees and
Agents: The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
("Proceeding"), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all reasonable expenses (including attorneys' fees) actually incurred, and judgments, fines, penalties and amounts paid in settlement in connection with such Proceeding to the maximum extent permitted by law, now existing or hereafter adopted. Notwithstanding the foregoing, the following provisions shall apply with respect to indemnification of the Corporation's directors, officers, and investment adviser (as defined in the 1940 Act):

         (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any such person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or under any contract or agreement with the Corporation ("disabling conduct").

         (b)      The Corporation shall not indemnify any such person unless:

                  (1) the court or other body before which the Proceeding was brought (a) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (b) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                  (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (a) the vote of a majority of a quorum of the directors of the Corporation who are neither interested persons of the Corporation as defined in the 1940 Act, nor parties to the Proceeding, or (b) if a majority of a quorum of directors described above so directs, or if such quorum is not obtainable, based upon a written opinion by independent legal counsel, that such person was not liable by reason of disabling conduct.

         (c) Reasonable expenses (including attorney's fees) incurred in defending a Proceeding involving any such person will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses unless it is ultimately determined that he or she is entitled to indemnification, if:

                  (1) such person shall provide adequate security for his or her undertaking;

                  (2) the Corporation shall be insured against losses arising by reason of such advance; or

                  (3) a  majority  of a  quorum  of  the  directors  of the
                      Corporation who are neither interested persons of the Corporation as defined in the 1940 Act nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

         Section 10.02. Insurance of Officers, Directors,  Employees and Agents:
The Corporation may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his position.

         Section 10.03. Non-exclusivity: The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these By-Laws, any agreement, vote of stockholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         The Registrant's Underwriting Agreement provides as follows:

         The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1933 Act"), or the 1940 Act.

         Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

         The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

         First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

                  First Investors Global Fund, Inc.
                  First Investors Cash Management Fund, Inc.
                  First Investors Series Fund
                  First Investors Fund For Income, Inc.
                  First Investors Government Fund, Inc.
                  First Investors High Yield Fund, Inc.
                  First Investors Insured Tax Exempt Fund, Inc.
                  First Investors Life Series Fund
                  First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Tax Free Fund, Inc. First Investors Special Bond Fund, Inc.
                  First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund

         Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

Item 29.  Principal Underwriters

         (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                  First Investors Global Fund, Inc.
                  First Investors Cash Management Fund, Inc.
                  First Investors Series Fund
                  First Investors Fund For Income, Inc.
                  First Investors Government Fund, Inc.
                  First Investors High Yield Fund, Inc.
                  First Investors Insured Tax Exempt Fund, Inc.
                  First Investors Life Series Fund
                  First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Tax Free Fund, Inc. First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund

         (b)      The following persons are the officers and directors of the
                  Underwriter:

                             Position and                     Position and
Name and Principal           Office with First                Office with
Business Address             Investors Corporation            Registrant

Glenn O. Head                Chairman                         President
95 Wall Street               and Director                     and Director
New York, NY 10005

Marvin M. Hecker             President                        None
95 Wall Street
New York, NY  10005

John T. Sullivan             Director                         Chairman of the
95 Wall Street                                                Board of Directors
New York, NY 10005

Roger L. Grayson             Director                         Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek            Treasurer                        Treasurer
581 Main Street
Woodbridge, NJ 07095


Robert Murphy                Comptroller                      None
581 Main Street
Woodbridge, NJ  07095


Lawrence A. Fauci            Senior Vice President            None
95 Wall Street               and Director
New York, NY 10005

Kathryn S. Head              Vice President,                  Director
581 Main Street              Chief Financial
Woodbridge, NJ 07095         Officer and Director

Louis Rinaldi                Senior Vice                      None
581 Main Street              President
Woodbridge, NJ 07095

Frederick Miller             Vice President                   None
581 Main Street
Woodbridge, NJ 07095


Jane W. Kruzan               Director                         None
15 Norwood Avenue
Summit, NJ  07901

                            Position and                        Position and
Name and Principal          Office with First                   Office with
Business Address            Investors Corporation               Registrant

Larry R. Lavoie                  Secretary and                     None
95 Wall Street                   General Counsel
New York, NY  10005

Matthew Smith                    Vice President                    None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons                Director                          None
56 Weston Avenue
Chatham, NJ  07928

Kellen M. Carson                 Vice President                    None
95 Wall Street
New York, NY  10005

Anne Condon                      Vice President                    None
581 Main Street
Woodbridge, NJ 07095

Howard M. Factor                 Vice President                    None
95 Wall Street
New York, NY  10005


             (c) Not applicable


Item 30.  Location of Accounts and Records

                   Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 31.              Management Services

                      Inapplicable


Item 32.              Undertakings

             The  Registrant   undertakes  to  carry  out  all   indemnification
provisions of its Articles of Incorporation, Advisory Agreement, Subadvisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                           INDEX TO EXHIBITS



Exhibit
Number                            Description

99.B6               Underwriting Agreement
99.B8               Custody Agreement
99.B9               Administration Agreement
99.B10              Consent of Accountants
99.B15.1            Class A Distribution Plan
99.B15.2            Class B Distribution Plan
99.B16              Performance Calculations
27.011              FDS - Made In The U.S.A. Fund - Class A
27.012              FDS - Made In The U.S.A. Fund - Class B
27.021              FDS - Utilities Income Fund - Class A
27.022              FDS - Utilities Income Fund - Class B
27.031              FDS - Growth & Income Fund - Class A
27.032              FDS - Growth & Income Fund - Class B

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this PostEffective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 4th day of January, 1996.


                                                FIRST INVESTORS SERIES
                                                FUND II, INC.
                                                (Registrant)



                                                By:/s/Glenn O. Head
                                                         Glenn O. Head
                                                         President and Director

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/Glenn O. Head                                     Principal Executive                         January 4, 1996
--------------------------------------------
Glenn O. Head                                        Officer and Director



/s/Joseph I. Benedek                                 Principal Financial                         January 4, 1996
--------------------------------------------
Joseph I. Benedek                                    and Accounting Officer



                  *                                  Director                                    January 4, 1996
--------------------------------------------
Kathryn S. Head



                  *                                  Director                                    January 4, 1996
--------------------------------------------
James J. Coy



                  *                                  Director                                    January 4, 1996
--------------------------------------------
Roger L. Grayson







                  *                                  Director                                    January 4, 1996
--------------------------------------------
Herbert Rubinstein



                  *                                  Director                                    January 4, 1996
--------------------------------------------
James M. Srygley



                  *                                  Director                                    January 4, 1996
--------------------------------------------
John T. Sullivan



                  *                                  Director                                    January 4, 1996
--------------------------------------------
Rex R. Reed



                  *                                  Director                                    January 4, 1996
--------------------------------------------
Robert F. Wentworth




*By:     /s/Larry R. Lavoie
         Larry R. Lavoie
         Attorney-in-fact